Exhibit 10.14

AMENDED AND RESTATED SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (“Agreement”), dated as of April 4, 2008, entered into between Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for itself and for the Lenders (defined below), each of the parties identified on the signature pages hereto as a “Subordinated Noteholder” (collectively, the “Subordinated Noteholders” and each, a “Subordinated Noteholder”) and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), in its capacity as collateral trustee with respect to the Series B Collateral described below (the “Trustee”; Trustee and each Subordinated Noteholder are collectively, the “Creditors” and each, a “Creditor”).

W I T N E S S E T H

WHEREAS, Subordinated Noteholders are financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company is indebted to Subordinated Noteholders with respect to (i) those certain Series B Senior Subordinated Secured Notes due October 31, 2008 in the aggregate current principal amount of Two Million Five Hundred Thirty-Seven Thousand Eight Hundred Sixty-Nine and  94/100 Dollars ($2,537,869.74) (the “Series B Subordinated Notes”), copies of which are attached hereto as Exhibit A-1 and (ii) those certain Series C Senior Subordinated Unsecured Notes due October 31, 2008 in the aggregate current principal amount of Two Million Six Hundred Forty Thousand Six Hundred Eighty-Four and  21/100 Dollars ($2,640,684.21) (the “Series C Subordinated Notes” and, together with the Series B Subordinated Notes, the “Subordinated Notes”), copies of which are attached hereto as Exhibit A-2;

WHEREAS, the obligations of Company in respect of the Series B Subordinated Notes are secured by liens on certain assets of Company specified on Exhibit B attached hereto (the “Series B Collateral”) pursuant to the terms of the collateral documentation attached hereto as Exhibit C (the “Series B Collateral Documents”);

WHEREAS, the Trustee has been designated by the holders of the Series B Subordinated Notes as collateral trustee with respect to the Series B Collateral pursuant to the terms of the Series B Collateral Documents;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company;

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Amended and Restated Loan and Security Agreement dated as of April 3, 2008, but effective as of March 31, 2008 among Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”); and

WHEREAS, Agent, Subordinated Noteholders and Trustee are party to a Subordination Agreement dated as of October 21, 2002 (the “Original Subordination Agreement”) and desire to amend and restate the Original Subordination Agreement on the terms provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Creditors, Creditors and the Trustee hereby agree with Agent as hereinafter set forth.

1. Standby; Subordination; Subrogation. No Creditor will ask, demand, sue for, take or, except as provided in Section 2 below, receive from Company or any other party, by setoff or in any other manner:

(a) The whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to such Creditor in respect of the Subordinated Notes and the Series B Collateral Documents (all such indebtedness, obligations and liabilities being hereinafter referred to as the “Subordinated Debt”); or

(b) Any security for any of the foregoing (other than the Series B Collateral); unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated. All liens and security interests of each Creditor, whether now or hereafter arising and howsoever existing, in any assets of Company or any assets securing the Senior Debt (including, without limitation, the Series B Collateral) shall be and hereby are subordinated to the rights and interests of Agent and Lenders in those assets irrespective of whether Agent’s liens and security interests have been perfected, or the time or order of attachment or perfection of liens or security interests, or the time of filing or recording of financing statements, mortgages or other agreements or documents, or the time of giving or failure to give notice of acquisition of purchase money or other security interests or liens; no Creditor shall have any right to possession of any such assets, to notify account debtors of Company or to foreclose upon or exercise any other right or remedy with respect to any such assets, whether by judicial action or otherwise, unless and until all of the Senior Debt shall have been fully paid and satisfied in cash and all financing arrangements between Company, Agent and Lenders have been terminated. Each Creditor also hereby agrees that, (i) the Senior Debt shall include all obligations, indebtedness and liabilities of Company to Agent and each Lender, notwithstanding the invalidity or unenforceability of all or any part of the Senior Debt, or any right or power of Company or any other entity or individual to assert any claim or defense as to the invalidity or unenforceability of any such obligation, indebtedness or liability and no such claim or defense shall affect or impair the agreements and obligations of such Creditor hereunder; and (ii) regardless of whether the Senior Debt is secured or unsecured, Agent and Lenders shall be subrogated for such Creditor with respect to such Creditor’s claims with respect to the Subordinated Debt against Company and such Creditor’s rights, liens and security interests, if any, in any of Company’s assets (including, without limitation, the Series B Collateral) and the proceeds thereof until all of the Senior Debt shall have been fully paid and satisfied in cash and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Modifications to Subordinated Notes. Except as contemplated by Section 17 below, Company and Creditors hereby agree and understand that the terms of the Subordinated Debt, the Subordinated Notes and the Series B Collateral Documents may not be modified or amended without Agent’s prior written consent.

3. Subordinated Debt Owed Only to Creditors. Each Subordinated Noteholder warrants and represents (a) that such Subordinated Noteholder has not previously assigned or transferred any interest in the Subordinated Debt, (b) that no other party owns an interest in the Subordinated Debt other than Subordinated Noteholders, (c) that the Subordinated Debt had not been guaranteed by any person and Company is the only obligor with respect to the Subordinated Debt and (d) that the entire Subordinated Debt is owing only to Subordinated Noteholders and covenants that the entire Subordinated Debt shall continue to be owing only to Subordinated Noteholders unless assigned or transferred subject to the terms of this Agreement. No Subordinated Noteholder or the Trustee will, without the prior written consent of Agent: (a) cancel, waive, forgive, or subordinate to any other indebtedness of Company (other than the Senior Debt), any of the Subordinated Debt or any rights in respect thereof; (b) except for the Series B Collateral, take any collateral security for any of the Subordinated Debt; (c) take any guaranty from any person with respect to all or any portion of the Subordinated Debt; or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to Company.

4. Priority of Agent and Lenders; Grant of Authority to Agent. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of

Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Subordinated Debt and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash. Agent is hereby irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of any Creditor such proofs of claim against Company on account of the Subordinated Debt as Agent may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Debt. Each Creditor irrevocably authorizes and empowers Agent to demand, sue for, collect and receive each of the aforesaid payments and distributions and give acquaintance therefor and to file claims and take such other actions, in Agent’s own name or in the name of such Creditor or otherwise, as Agent may deem necessary or advisable for the enforcement of this Agreement; and such Creditor will execute and deliver to Agent such powers of attorney, assignments and other instruments or documents, including notes (together with such assignments or endorsements as Agent shall deem necessary or appropriate) as may be requested by Agent in order to enable Agent to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for the benefit of Agent and Lenders. Following payment in full of the Senior Debt in cash, Agent will remit to Creditors, to the extent of Creditors’ interest therein, all dividends or other payments or distributions paid to and held by Agent in excess of the Senior Debt.

5. Payments Received by Creditors; Consent to Sale; Allocation.

(a) Should any payment, distribution, security or instrument, or any proceeds thereof, be received by any Creditor upon or with respect to the Subordinated Debt prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, such Creditor shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by such Creditor where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by such Creditor as the property of Agent. In the event of the failure of any Creditor to make any such endorsement or assignment to Agent, Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

(b) In the event Company desires to dispose of any of the Collateral (as herein defined) and Agent consents to such disposition, each Creditor shall be deemed to have consented to such disposition free and clear of any liens and security interests of such

Creditor in such Collateral (including, without limitation, the Series B Collateral) and such Creditor agrees that any purchaser of any Collateral may rely on this Agreement as evidence of such Creditor’s consent to such disposition free and clear of any liens and security interests of such Creditor in such Collateral (including, without limitation, the Series B Collateral). Each Creditor agrees to execute such releases with respect to the Collateral (including, without limitation, the Series B Collateral) to be disposed of as Company or as Agent requests; provided, that (i) the failure of such Creditor to execute such releases shall not affect the right of the purchaser of such Collateral (including, without limitation, the Series B Collateral) to rely on this Agreement and (ii) in furtherance of the foregoing, such Creditor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Creditor and in the name of such Creditor, to execute and deliver the releases which such Creditor may be required to deliver pursuant to this Section 5(b). In the event any Creditor receives any proceeds of Collateral to which Agent is entitled under this Agreement, such Creditor shall hold such proceeds in trust and promptly remit such proceeds in the same form received to Agent unless the Senior Debt has been paid in full in cash.

6. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Subordinated Debt, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Agent and Lenders pursuant to the terms of this Agreement, and a copy thereof will be delivered to Agent. Any instrument or certificate evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Company will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to Agent on the date of its execution or within five (5) business days thereafter and the original thereof will be delivered as and when described hereinabove. Each Creditor hereby authorizes Agent to take such action as Agent deems appropriate to evidence the subordination effected hereunder, including without limitation the filing by Agent on behalf of each Creditor of Uniform Commercial Code amendment statements that provide that the Series B Collateral in favor of Trustee has been subordinated to Agent.

7. Continuing Nature of Subordination; Subrogation. This Agreement shall be irrevocable and shall continue to be effective (notwithstanding the insolvency, liquidation or dissolution of Company) until the Senior Debt shall have been paid in cash in full and all financing arrangements between Company, Agent and Lenders have been terminated. This is a continuing agreement of subordination and Agent and Lenders may continue, at any time and without notice to any Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of Company on the faith hereof. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt, all as though such payment had not been made. Upon the payment in full in cash of all Senior Debt and termination of all financing arrangements between Company, Agent and Lenders, Creditors shall be subrogated to the extent of the payments or distributions made to Agent, or otherwise applied to payment of, the Senior Debt pursuant to the provisions of this Agreement.

8. Additional Agreements Between Company, Agent and Lenders. Agent and each Lender may, at any time and from time to time, without notice to any Creditor, enter into such agreement or agreements with Company as Agent or such Lender may deem proper, extending the time of payment of or renewing or otherwise altering, amending, modifying or supplementing the terms of the Loan Agreement, other agreements, instruments and documents evidencing the Senior Debt or all or any of the Senior Debt or affecting the collateral or any guaranty underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security or guaranties, without in any way thereby impairing or affecting this Agreement.

9. Creditors’ Waivers. Each Creditor expressly waives all notice of (i) the existence or creation or nonpayment of all or any portion of the Senior Debt and (ii) the acceptance by Agent and Lenders of the subordination and other provisions of this Agreement and all the notices not specifically required pursuant to the terms of this Agreement whatsoever and each Creditor expressly waives reliance by Agent and Lenders upon the subordination and other agreements as herein provided. This Agreement shall remain valid and effective and the provisions of this Agreement shall apply to each Creditor and Agent regardless of the validity, enforceability or priority of the Senior Debt or any liens securing the Senior Debt. Each Creditor agrees that neither Agent nor any Lender has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectability of the Senior Debt, that Agent and Lenders shall be entitled to manage and supervise their financial arrangements with Company without affecting the validity or enforceability of this Agreement and without regard to the existence of any rights that such Creditor may now or hereafter have in or to any of the assets of Company, and that neither Agent nor any Lender shall have any liability to such Creditor for, and waives any claim which such Creditor may now or hereafter have against, Agent or any Lender arising out of (i) any and all actions which Agent or any Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future collateral for the Senior Debt (the “Collateral”), actions with respect to the occurrence of an Event of Default (as defined in the Loan Agreement), actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral, (ii) Agent’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. §101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code and/or (iii) any use of cash collateral under Section 363 of the Bankruptcy Code or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Company, as debtor in possession. In that regard, each Creditor agrees that (A) if Company desires to use cash collateral under Section 363 of the Bankruptcy Code and Agent consents to such use, such Creditor will also consent to such use without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for such Creditor’s junior lien on the Series B Collateral), and (B) if Company desires to obtain credit from Agent and Lenders under Section 364 of the Bankruptcy Code to be secured by the Collateral, such Creditor will consent to such credit without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for such Creditor’s junior lien on the Series B Collateral). Without limiting the generality of the foregoing, each Creditor waives the right to assert the doctrine of marshalling with respect to any of the Collateral, and consents and agrees that Agent may proceed against any or all of the Collateral in such order as Agent shall determine in its sole discretion.

10. Agent’s Waivers. No waiver shall be deemed to be made by Agent of any of its rights hereunder, unless the same shall be in a writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Agent or any Lender or the obligations of Creditors to Agent and each Lender in any other respect at any other time. No delay on the part of Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

11. Information Concerning Financial Condition of Company. Each Creditor hereby assumes responsibility for keeping itself informed of the financial condition of Company, any and all endorsers and any and all guarantors of the Senior Debt and/or the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and such Creditor hereby agrees that Agent shall have no duty to advise such Creditor of information known to Agent regarding such condition or any such circumstances. In the event Agent, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to any Creditor, Agent shall be under no obligation (i) to provide any such information to such Creditor on any subsequent occasion or (ii) to undertake any investigation not a part of its regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent wishes to maintain confidential. Each Creditor hereby agrees that all payments received by Agent may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without affecting the validity or enforceability of this Agreement and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of all or any of the Collateral and to the addition or release of any other party or person primarily or secondarily liable therefor.

12. No Offset. In the event any Creditor at any time is indebted to Company, such Creditor hereby irrevocably agrees that such Creditor shall not deduct from or setoff against any amounts owing by such Creditor to Company any amounts such Creditor claims are due to such Creditor with respect to the Subordinated Debt.

13. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH CREDITOR HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH CREDITOR WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND EACH CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

14. Section Titles; Gender; No Prejudice of Rights. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The singular form of any word used in this Agreement shall include the plural form and the neuter form of any word used in this Agreement shall include the masculine and feminine forms, and vice versa. Agent shall not be prejudiced in its rights under this Agreement by any act or failure to act of Company or any Creditor, or any noncompliance of Company or any Creditor with any agreement or obligation, regardless of any knowledge thereof which Agent may have or with which Agent may be charged; and no action of Agent permitted hereunder shall in any way affect or impair the rights of Agent and the obligations of each Creditor under this Agreement.

15. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the	Wells Fargo Foothill, Inc.
Agent, at:	One Boston Place, 18th Floor
Boston, Massachusetts 02108
Attn: Technology Finance
Division Manager
Fax No. (617) 523-1697

If to the	Mr. John R.C. Porter	Zollikon Investments SA	Toxford Corporation
Subordinated	Chalet Petit Monde	c/o Silex Management Ltd.	Trust Officer, Rathbones
Noteholders,	1936 Verbier	6, Rue Kleberg	Place de Saint Gervais 1
at:	Switzerland	1201 Geneva	1211 Geneva
		Switzerland	Switzerland

If to the	U.S. Bank National Association
Trustee, at:	1 Federal Street, 3rd Floor
Boston, MA 02110
Ref: Telos Corporation
Attn.: Ms. Julie Kirby

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

16. Successors and Assigns. This Agreement shall be binding upon each Creditor and such Creditor’s successors and assigns and Agent and its successors and assigns, and shall inure to the benefit of each Creditor and such Creditor’s successors and assigns and

Agent and its successors and assigns. Any person that refinances or refunds the Senior Debt in whole or in part shall be entitled to rely on this Agreement. Upon the refinancing or refunding of all or any portion of the Senior Debt by any person, (i) each Creditor hereby agrees, at the request of Agent, to execute and deliver to such person an agreement (substantially identical to this Agreement) providing for the continued subordination of the Subordinated Debt (and liens securing same) to the obligations, liabilities and indebtedness of Company (and liens securing same) to such person (provided, that the failure of such Creditor to execute and deliver such an agreement shall not affect such Creditor’s obligations hereunder to such person or the right of any such person to rely on this Agreement), and (ii) all references to “Senior Debt” herein shall be deemed to mean the obligations, liabilities and indebtedness of Company to such person and all references to the “Agent” shall be deemed to mean such person. Notwithstanding the foregoing, the foregoing provisions shall not apply to a person that refinances or refunds the Senior Debt in part unless such person has obtained Agent’s express prior written consent to rely on this Agreement.

17. Extension of Maturity of Subordinated Notes. On or before April 15, 2008, Creditors agree to amend the Subordinated Notes to extend the maturity date thereof from October 31, 2008 to a date no earlier than December 30, 2011.

[signature pages follow]

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

WELLS FARGO FOOTHILL, INC., as Agent for Lenders

By
Its	V. P.

Signature Page to Amended and Restated Subordination Agreement

SUBORDINATED NOTEHOLDER:

/s/ John Porter
John Porter

Signature Page to Amended and Restated Subordination Agreement

SUBORDINATED NOTEHOLDER:

ZOLLIKON INVESTMENTS SA,
Successor in interest to Sir Leslie Porter

By	/s/ Brian Padgett
Name	Brian Padgett
Its	Director

Signature Page to Amended and Restated Subordination Agreement

SUBORDINATED NOTEHOLDER:

TOXFORD CORPORATION

By	/s/ Michael Fitzgerald	/s/ Ariane Slinger	31/3/2008
Name	Michael Fitzgerald	Ariane Slinger
Its	Directors

Signature Page to Amended and Restated Subordination Agreement

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION
(Successor in interest to State Street Bank and Trust Company), as Trustee

By
Its	Vice President

Signature Page to Amended and Restated Subordination Agreement

The undersigned hereby consents to, and acknowledges receipt of a copy of, the foregoing Subordination Agreement this 4th day of April, 2008, and agrees that, except as provided in the foregoing Agreement, it will not pay any of the Subordinated Debt or grant any security therefor, until the Senior Debt shall have been paid in full in cash and all financing arrangements between Company, Agent and Lenders have been terminated. In the event of payment by Company to any Creditor or the grant of a security interest by Company to any Creditor in any of Company’s assets in violation of the foregoing Agreement, or such other breach by Company of any of the provisions herein or of the foregoing Agreement, all of the Senior Debt shall, without presentment, demand, protest or notice of any kind, at the election of Agent, become immediately due and payable.

TELOS CORPORATION

/s/ Michael P. Flaherty
Michael P. Flaherty
EVP, General Counsel, Chief Administrative Officer

Signature Page to Amended and Restated Subordination Agreement

EXHIBIT A-1

SERIES B SUBORDINATED NOTES

See Attached

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia October 13, 1995

SERIES B SENIOR SUBORDINATED SECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or the “the Company”), promises to pay to the order of Sir Leslie Porter (hereinafter referred to as Lender”), c/o Personal Financial Management Ltd., 12 Hans Road, London SW3 1RT, England, at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN DOLLARS AND 49/100 ($709,497.49) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series B Senior Subordinated Secured Notes Due October 1, 2000 (collectively referred to herein as the “Series B Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in this Note. The Series B Notes have been issued in the aggregate principal amount of $6,493,581.93.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. Notwithstanding the foregoing, the rate of interest shall be increased to an amount necessary to result in a payment to the holder of fourteen percent (14%) per annum net of withholding for United States Federal Income Taxes, it being contemplated that Borrower shall receive substantiation for Federal Income Tax purposes of circumstances supporting withholding at a rate no greater than seventeen and one-half percent (17 1/2%) of interest hereunder. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement

(other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)

“Payment Premium” shall mean an amount equal to (a) 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment minus (b) the cumulative amount payable by the Company on account of withholding taxes with respect to interest payable pursuant to Section 1.1 to the date of payment of such premium. For the avoidance of doubt, the Payment Premium shall not itself be increased on account of withholding taxes, but shall be subject to, and the amount remitted to the holder reduced by, any withholding tax to which the Payment Premium is subject, with the result that the total cost to the Company for interest, Payment Premium and withholding taxes shall equal twenty-seven and one-half percent (27 1/2%) per annum on the principal outstanding from time to time to the date of payment of the Payment Premium.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series B Notes and the Series C Notes issued by the Company Contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series C Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation; destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11. All payments made by the Company on account of the Series B Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series B Notes outstanding at the time of any such payment.

1.12 The Company agrees that within 60 days of the date hereof it will enter into a security agreement with the holder granting to a collateral agent, mutually acceptable to the Holders and the Company, for the holders of the Series B Notes, a perfected security interest in the Company’s plant, property and equipment, pursuant to documents and agreements in form and substance reasonably satisfactory to the Lender.

II. DEFAULT

2.1. It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series C Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series C Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation ( a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series B Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:
Title:	VPGC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Sir Leslie Porter

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN AND 49/100 U.S. DOLLARS ($709,497.49) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

WITNESS	SIR LESLIE PORTER

/s/ Leslie Porter
Name	Name

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 1 760 770 0759

Sir Leslie Porter

12506 Prestwick Court

Rancho Mirage, California 92270

RE:    Series B Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN AND 49/100 U.S. DOLLARS ($709,497.49).

In consideration for granting this extension, Telos Corporation shall pay to you $16,600.00 (SIXTEEN THOUSAND SIX HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ William L.P. Brownley
William L.P. Brownley
Vice President & General Counsel

WLLB:aa

Enclosure

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 44 20 7616 4707

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London

W1Y 5HJ

RE:    Series B Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an conversion and extension of the Due Date of your Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN AND 49/100 U.S. DOLLARS ($709,497.49).

Telos Corporation will convert TWO HUNDRED EIGHTY THREE SEVEN HUNDRED NINETY-NINE AND 00/100 ($283,799.00) into current maturities of long term debt. The remainder or FOUR HUNDRED TWENTY FIVE SIX HUNDRED NINETY-EIGHT AND 00/100 ($425,698.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $10,642.00 (TEN THOUSAND SIX HUNDRED FORTY-TWO AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President & General Counsel

MPF:das

Enclosure

Sir Leslie Porter

Series B Senior Subordinated Secured Note

By signing below, in consideration for the payment of an extension fee, I agree to an extension so that my Series B Senior Subordinated Secured Note Due April 2, 2001, the principal sum of which FOUR HUNDRED TWENTY-FIVE THOUSAND SIX HUNDRED NINETY-EIGHT AND 00/100 U.S. DOLLARS ($425,698.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

WITNESS:	SIR LESLIE PORTER

/s/ Cary M. Cervantes	/s/ Leslie Porter
Name:	Name:
Cary M. Cervantes 49029 Mariposa Palm Desert. CA. USA 92260

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

England

Series B Senior Subordinated Secured Note

In consideration for the payment of an extension fee(s) of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I agree to an extension so that my Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $425,698.00 (four hundred twenty-five thousand six hundred ninety-eight and 00/100 U.S. dollars), shall now be due on May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $283,799.00 (two hundred eighty-three thousand seven hundred ninety-nine and 00/100 U.S. dollars) shall now be due on May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $709,497 (seven hundred and nine thousand four hundred ninety-seven and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

SIR LESLIE PORTER	Telos Corporation

/s/ Leslie Porter	/s/ Michael P. Flaherty
Signature	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 15 March 2002	March 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

United Kingdom

RE:    Series B Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the due date of your Series B Senior Subordinated Secured Note due April 1, 2002, the principal sum of which is $425,698.00 (four hundred twenty-five thousand six hundred ninety-eight and 00/100 U.S. dollars), and an extension of the remaining principal sum of $283,799.00 (two hundred eighty-three thousand seven hundred ninety-nine and 00/100 U.S. dollars) which is currently due and payable, to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $709,497 (seven hundred and nine thousand four hundred ninety-seven) has not been paid, the Company shall pay an additional extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President, General Counsel and Chief Administrative Officer

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

England

Series B Senior Subordinated Secured Note

In consideration for the payment of an extension fee(s) of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I Agree to an extension so that my Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $425,698.00 (four hundred twenty-five thousand six hundred ninety-eight and 00/100 U.S. dollars), shall now be due on May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $283,799.00 (two hundred eighty-three thousand seven hundred ninety-nine and 00/100 U.S. dollars) shall now be due on May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $709,497 (seven hundred and nine thousand four hundred ninety-seven and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

SIR LESLIE PORTER	Telos Corporation

/s/ Leslie Porter	/s/ Michael P. Flaherty
Signature	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Date:	March 1, 2002

ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

Sir Leslie Porter (“Subordinated Noteholder”), with address at c/o Seymour Pierce Advisory Ltd., 79 Mount Street, UK-London W1K 2SN, hereby represents, warrants, covenants to and requests the following from Telos Corporation, a Maryland corporation.

1. Subordinated Noteholder was financially interested in Telos Corporation, a Maryland corporation (“Telos”), in that Telos was indebted to Subordinated Noteholder with respect to (i) a Series B Senior Subordinated Secured Note and (ii) a Series C Senior Subordinated Unsecured Note, both due May 23, 2003 (“Senior Subordinated Notes”).

2. Subordinated Noteholder has assigned and transferred any and all of his financial interest in said Subordinated Notes to Zollikon Investments SA, a company registered in the British Virgin Islands (“Assignee”), with address at 26 Rue du Mont Blanc, P.O. Box 2211, 1201 Geneva 1, Switzerland. Consequently, Telos may rely on any and all representations made by any Assignee’s officers or directors whose names and signature are listed on Exhibit A attached hereto.

3. Subordinated Noteholder requests that effective immediately any and all payments and distributions of principal, interest, or premium in respect of said Subordinated Notes shall be made to Assignee. Bank details will be or have been provided to Telos under separate cover.

4. Subordinated Noteholder acknowledges that the Subordinated Notes are subject to a subordination agreement dated as of 11 October 2002 and entered into between him, certain other holders of subordinated notes, and Foothill Capital Corporation, as Agent. Assignee has received a copy of said subordination agreement and has agreed to abide by its terms and conditions in respect to the Subordinated Notes. Assignee’s acknowledgment is attached to this document as Exhibit B.

The undersigned has executed and delivered this Assignment and Transfer as of this 15 day of December, 2002 under power of attorney, which is attached as Exhibit C.

/s/ Peter D. Green
Peter D. Green for Sir Leslie Porter

EXHIBIT A

TO ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

DIRECTORS AND OFFICERS

Zollikon Investments SA, a British Virgin Island company

Address:	26 Rue du Mont Blanc

P.O. Box 2211

1201 Geneva 1

Switzerland

Telephone:

Fax:

Directors and Officers as of (date): 13 DECEMBER 2002

AS PER ATTACHED AUTHORISED SIGNATORIES LIST

Name	Title	Signature

SP (DIRECTORS) WORLDWIDE LIMITED IS THE SOLE CORPORATE DIRECTOR OF ZOLLIKON INVESTMENTS SA. THE DIRECTORS OF SP (DIRECTORS) WORLDWIDE LIMITED, TOGETHER WITH THE OFFICERS, ARE AS ON THE ATTACHED AUTHORISED SIGNATORIES LIST.

EXHIBIT B

TO ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

ACKNOWLEDGMENT

Zollikon Investments SA, a company registered in the British Virgin Islands, with address at 26 Rue du Mont Blanc, P.O. Box 2211, 1201 Geneva 1, Switzerland, is the assignee and holder of a Series B Senior Subordinated Secured Note due May 23, 2003 and of a Series C Senior Subordinated Unsecured Note due May 23, 2003. Zollikon Investments SA acknowledges that said notes are subject to a subordination agreement dated as of 11 October 2002 and entered into between Sir Leslie Porter, certain other holders of subordinated notes, and Foothill Capital Corporation, as Agent, and herewith agrees to abide by any and all terms and conditions of said subordination agreement in respect to the Subordinated Notes.

ZOLLIKON INVESTMENTS SA

Signature:
Title:	DIRECTORS
Date:	13 DECEMBER 2002

Zollikon Investments SA

26 Rue du Mont Blanc

P.O. Box 2211

1201 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note Originally Issued

to Sir Leslie Porter by Telos Corporation

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, between Sir Leslie Porter, Foothill Capital Corporation, and State Street Bank and Trust Company, we herewith agree to an extension of our Series B Senior Subordinated Secured Note presently due May 23, 2002, the principal sum of which is Two Hundred Thousand Four Hundred Ninety-Seven 00/100 Dollars ($209,497.00), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA
SUCCESSOR IN INTEREST TO
SIR LESLIE PORTER	Telos Corporation
By:

/S/ KLAUS BIEDERMANN & MARIO STAGGL	/s/ Michael P. Flaherty
Signatures	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer
KLAUS BIEDERMANN & MARIO STAGGL
Names
Directors
Title

Date: 13 December 2002	December 13, 2002

Zollikon Investments SA

Rue Kleberg 6

P.O. Box 2211

1201 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002, with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company, we herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $209,497.00 (Two Hundred And Nine Thousand Four Hundred Ninety-Seven 00/100 Dollars), to October 31, 2005.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA
SUCCESSOR IN INTEREST TO
SIR LESLIE PORTER	Telos Corporation
By:

/s/ BRIAN PADGETT	/s/ Michael P. Flaherty
Signature(s): BRIAN PADGETT	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer
SILEX MANAGEMENT LIMITED
Name(s):
SOLE CORPORATE DIRECTOR
Title:

July 30, 2004	June 29, 2004
Date:

Zollikon Investments SA

Rue Kleberg 6

P.O. Box 2211

1201 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $209,497.00 (Two Hundred and Nine Thousand Four Hundred Ninety-Seven and 00/100 Dollars) to October 31, 2008. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA SUCCESSOR IN INTEREST TO SIR LESLIE PORTER	Telos Corporation

By:

/s/ BRIAN PADGETT	/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary
BRIAN PADGETT
Name(s):

DIRECTOR
Title:

March 16, 2005
Date:

Zollikon Investments SA

c/o Silex Management LTd.

Attn: Ms. Jenny Mauroux

6, Rue Kleberg, PO Box 2211

1201 Geneva

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $209,497.49 (Two Hundred Nine Thousand, Four Hundred Ninety-Seven and 49/100 Dollars) to December 31, 2011. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company and previously extended on March 16, 2005.

AGREED AND ACKNOWLEDGE,

Zollikon Investments SA	Telos Corporation
By:

/s/ LEONARD O’ BRIEN	/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

LEONARD O’ BRIEN
Name(s):

DIRECTOR
Title:

March 13, 2008
Date:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia
October 13, 1995

SERIES B SENIOR SUBORDINATED SECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Toxford Corporation, or assigns, (hereinafter referred to as “Toxford Corporation” or “Lender”), at c/o Rabobank, P.O. Box 348, St. Andrews House, Le Bordage, St. Peter Port, Guernsey, Channel Islands, or at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SIX DOLLARS AND 53/100 ($1,466,626.53) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series B Senior Subordinated Secured Notes Due October 1, 2000 (collectively referred to herein as the “Series B Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in the Series B Note issued to Sir Leslie Porter. The Series B Notes have been issued in the aggregate principal amount of $6,493,581.93.

I. GENERAL TIMES

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time, after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed, or refinanced beyond such due date; or (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)

“Payment Premium” shall, except as otherwise provided in § 1.4, mean an amount equal to 13  1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors, and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series B Notes and the Series C Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series C Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series B Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series B Notes outstanding at the time of any such payment.

1.12 The Company agrees that within 60 days of the date hereof it will enter into a security agreement with the holder granting to a collateral agent, mutually acceptable to the Lender and the Company, for the holders of the Series B Notes, a perfected security interest in the Company’s plant, property and equipment, pursuant to documents and agreements in form and substance reasonably satisfactory to the Lender.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series C Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series C Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series B Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:
Title:	VPGC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE: Series B Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SIX AND 53/100 U.S. DOLLARS ($1,466,626.53).

In consideration for granting this extension, Telos Corporation shall pay to Toxford Corporation $34,400.00 (THIRTY-FOUR THOUSAND FOUR HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on Toxford Corporation’s Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ William L. P. Brownley
William L. P. Brownley
Vice President & General Counsel

WLLB:aa

Enclosure

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Mr. Daniel M. Fleming

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SIX AND 53/100 U.S. DOLLARS ($1,466, 626.53) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION

	By:	/s/ Daniel M. Fleming	Director of Toxford Corporation
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE: Series B Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SEVEN AND 00/100 U.S. DOLLARS ($1,466,627.00).

Telos Corporation will convert SEVENTY-THREE THOUSAND THREE HUNDRED THIRTY-ONE AND 00/100 U.S. DOLLARS ($73,331.00) into current maturities of long term debt. The remainder or ONE MILLION THREE HUNDRED NINETY-THREE THOUSAND TWO HUNDRED NINETY-SIX AND 00/100 U.S. DOLLARS ($1,393,296.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $34,832.00 (THIRTY-FOUR THOUSAND EIGHT HUNDRED THIRTY-TWO AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President & General Counsel
MPF;das
Enclosure

Mr. Daniel M. Fleming

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series B Senior Subordinated Secured Note Due April 1,2001, the principal sum of which ONE MILLION THREE HUNDRED NINETY-THREE THOUSAND TWO HUNDRED NINETY-SIX AND 00/100 U.S. DOLLARS ($1,393,296.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION

	By:	/s/ Mr. Daniel M. Fleming
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones

March 1, 2002

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

RE:	Series B Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the due date of its Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $1,393,296.00 (one million three hundred ninety-three thousand two hundred ninety-six and  00/100 U.S. dollars), and an extension of the remaining principal sum of $73,331.00 (seventy-three thousand three hundred thirty-one and  00/100 U.S. dollars) which is currently due and payable, to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and  00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,466,627.00 (one million four hundred sixty-six thousand six hundred twenty-seven and  00/100 US dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and  00/100 US dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

Michael P. Flaherty

Executive Vice President, General Counsel,

and Chief Administrative Officer

Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

Series B Senior Subordinated Secured Note (Toxford Corporation)

In consideration for the payment of an extension fee(s) of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and  00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, Toxford Corporation agrees to an extension so that its Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $1,393,296.00 (one million three hundred ninety-three thousand two hundred ninety-six and  00/100 U.S. dollars), shall now be due May 23, 2003. Toxford Corporation also agrees to an extension so that the remaining principal sum currently due and payable in the amount of $73,331.00 (seventy-three thousand three hundred thirty-one and  00/ 100 U.S. dollars) shall now be due on May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,466,627.00 (one million four hundred sixty-six thousand six hundred twenty-seven and  00/100 US dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and  00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

For TOXFORD CORPORATION	Telos Corporation
Daniel M. Fleming
Title:

/s/ Daniel M. Fleming	/s/ Michael P. Flaherty
Signature	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 11-3-2002	March 1, 2002

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, with Foothill Capital Corporation and State Street Bank and Trust Company, Toxford Corporation herewith agrees to an extension of its Series B Senior Subordinated Secured Note presently due May 23, 2002, the principal sum of which is One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three ($1,466,627), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION	Telos Corporation

/s/ Michael P. Flaherty
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date:	November 20, 2002

Toxford Corporation

c/o Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002, with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company, we herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $1,466,627.00 (One Million Four Hundred Sixty-Six Thousand Six Hundred Twenty-Seven 00/100 Dollars), to October 31, 2005.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION	Telos Corporation
By:

/s/ Daniel M. Fleming	/s/ Michael P. Flaherty
Signature(s):	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer
Daniel M. Fleming
Name(s):
Director
Title:
22-7-04	June 29, 2004
Date:

Toxford Corporation

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $1,466,627.00 (One Million Four Hundred Sixty-Six Thousand Six Hundred Twenty-Seven and 00/100 Dollars) to October 31, 2008. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION		Telos Corporation
By:

/s/ Marcel Stettler	/s/ Javier Otero	/s/ Therese K. Hathaway
Signature(s):		Therese K. Hathaway Vice President, Corporate Secretary
Marcel Stettler	Javier Otero
Name(s):
/s/ Michael P. Flaherty
Director	Director	Michael P. Flaherty
Title:		Executive Vice President
General Counsel

14.04.05	14.04.05	March 16, 2005
Date:

Toxford Corporation

c/o Rathbones

Mr. Marcel Stettler

Place de Saint Gervais 1

1211 Geneva

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $1,466,626.53 (One Million, Four Hundred Sixty-Six Thousand, Six Hundred Twenty-Six and 53/100 Dollars) to December 31, 2011. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company and previously extended on April 14, 2005.

AGREED AND ACKNOWLEDGED,

Toxford Corporation		Telos Corporation
By:

/s/ Javier Otero	/s/ Michael Fitzgerald	/s/ Therese K. Hathaway
Signature(s):		Therese K. Hathaway
Vice President, Corporate Secretary
Javier Otero	Michael Fitzgerald
Name(s):

Director
Title:

17.03.08		March 13, 2008
Date:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

THIS NOTE REPLACES THE NOTE ORIGINALLY ISSUED ON OCTOBER 13, 1995 AND INCORPORATES BY REFERENCE THE ATTACHED AGREEMENT EXECUTED ON AUGUST 13, 2001 BETWEEN TELOS CORPORATION AND JOHN PORTER.

Ashburn, Virginia August 15, 2001

SERIES B SENIOR SUBORDINATED SECURED NOTE DUE APRIL 1, 2002

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 19886 Ashburn Road, Ashburn, Virginia 20147-2358 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of John Porter, or assigns (hereinafter referred to as “John Porter” or “Lender”), at Colette House, 52-55 Piccadilly, London W1J ODX, United Kingdom, or at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE DOLLARS AND 92/100 ($3,361,745.92) on April 1, 2002 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series B Senior Subordinated Secured Notes originally due October 1, 2000 (collectively referred to herein as the “Series B Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in the Series B Note issued to Sir Leslie Porter. The Series B Notes have been issued in the aggregate principal amount of $6,493,581.93

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

Series B Senior Subordinated Secured Note due April 1, 2002

l.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on April 1, 2002, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this Note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a merger or dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; or (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage, and legal fees.

Series B Senior Subordinated Secured Note due April 1, 2002

(iv)

“Payment Premium” shall, except as otherwise provided in § 1.4, mean an amount equal to 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities and Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series B Notes and the Series C Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect of a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series C Notes together with accrued, unpaid interest thereof, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

Series B Senior Subordinated Secured Note due April 1, 2002

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series B Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series B Notes outstanding at the time of any such payment.

1.12 The Company agrees that within 60 days of the date hereof it will enter into a security agreement with the holder granting to a collateral agent, mutually acceptable to the Lender and the Company, for the holders of the Series B Notes, a perfected security interest in the Company’s plant, property and equipment, pursuant to documents and agreements in form and substance reasonably satisfactory to the Lender.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series C Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series C Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement dated October 13, 1995 shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder, Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees,

Series B Senior Subordinated Secured Note due April 1, 2002

whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series B Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:
Title:	Executive Vice President
General Counsel

Series B Senior Subordinated Secured Note due April 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 011 44 171 495 8877

Mr. John R. C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

ENGLAND

RE: Series B Senior Subordinated Secured Note

Dear Mr. Porter:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE AND 92/100 U.S. DOLLARS ($3,361,745.92).

In consideration for granting this extension, Telos Corporation shall pay to you $78,800.00 (SEVENTY-EIGHT THOUSAND EIGHT HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ William L. P. Brownley
William L. P. Brownley
Vice President & General Counsel

WLLB:aa

Enclosure

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Mr. John R. C. Porter

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE AND 92/100 U.S. DOLLARS ($3,361,745.92) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

WITNESS.	JOHN R. C. PORTER

/s/ JOHN R. C. PORTER
Name:	Name:

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Illegible

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 44 207 647 1610

Mr. John R. C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

ENGLAND

RE: Series B Senior Subordinated Secured Note

Dear Mr. Porter:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-SIX AND 00/100 U.S. DOLLARS ($3,361,746.00).

In consideration for granting this extension, Telos Corporation shall pay to you $84,044.00 (EIGHTY FOUR THOUSAND FORTY FOUR AND 00/100 U.S. DOLLARS) within 30 days of the company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President and General Counsel

MPF:das

Enclosure

19886 Ashburn Rd

Ashburn, Virginia 20147-2358

Illegible

Michael P. Flaherty

Executive Vice President

General Counsel

Mr. John R. C. Porter

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE AND  92/100 U.S. DOLLARS ($3,361,745.92) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

WITNESS:	JOHN R.C. PORTER

/s/ JOHN R.C. PORTER
Name:	Name:

AGREEMENT

THIS AGREEMENT is made by and between Telos Corporation (“Borrower”) and John Porter (the “Lender”) and executed this 13th day of August 2001.

WHEREAS the Borrower issued a Series B Senior Subordinated Secured Note in the amount of $3,361,745.92 (the “Series B Note”) and a Series C Senior Subordinated Unsecured Note in the amount of $4,079,413.36 (the “Series C Note”) to John Porter (the “Lender”), then at c/o PFM Ltd. 12 Hans Road, London SW3 1RT, United Kingdom, now at Colette House, 52-55 Piccadilly, London W1J ODX, United Kingdom, on October 13, 1995 (individually or collectively, the “Notes”);

WHEREAS the Series B Note has been extended to April 1, 2002 by the mutual agreement of the parties;

WHEREAS the Borrower fully paid the Series C Note and Lender acknowledges said payment in full;

WHEREAS the Lender, after a diligent search, is not able to locate original promissory Notes and the parties mutually desire to replace the Notes with newly executed promissory notes under the same terms and conditions as originally entered into,

NOW THEREFORE Borrower agrees to execute a replacement Series B Note and a replacement Series C Note, fully recognizing such Series C Note is now cancelled. Lender further agrees to deliver such missing notes to Borrower for cancellation, if such notes are found or come into Lender’s possession or control or into the possession or control of Lender’s successors or assigns. Conversely, should the Borrower locate the Notes, Borrower shall be entitled to destroy said Notes, and will immediately notify Lender thereof.

1. Lender warrants and represents that Lender has diligently searched its books, records, and minutes kept by Lender with respect to the Notes and has accordingly determined both the Series B and the Series C Notes were lost, stolen, or destroyed.

2. Lender further represents that neither the Series B nor the Series C Note was assigned, transferred, hypothecated, pledged or otherwise disposed of in whole or in part and no other person or entity has any right, title, claim or interest in or to the notes.

3. Borrower agrees to execute replacement Notes in the form and for the amounts set forth in the promissory notes attached hereto and incorporated into this Agreement with the express understanding that the total indebtedness to the Lender under the Notes and the replacement notes is $3,361,745.92.

4. The parties have full legal right, power, and authority to enter into and deliver this Agreement and to consummate the transactions set forth herein and to perform all the terms and conditions hereto to be performed by it.

5. The execution and delivery of this Agreement by Borrower and the performance by it of the transactions contemplated herein has been duly and validly authorized by all requisite corporate action of Borrower.

6. To the best of the parties’ knowledge, the statements, representations, and warranties set forth in this Agreement do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements, representations, and warranties made not misleading.

7. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to the choice of law principles thereof, as to all matters, including matters of validity, construction, effect, performance, and remedies.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LENDER: JOHN PORTER		BORROWER: TELOS CORPORATION

By:	/s/ John Porter	By:	/s/ Michael P. Flaherty
	John Porter		Michael P. Flaherty, General Counsel

2

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Mr. John R.C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

United Kingdom

RE: Series B Senior Subordinated Secured Note:

Dear Mr. Porter:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the due date of your Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars), to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President, General Counsel and Chief Administrative Officer

John R.C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

United Kingdom

Series B Senior Subordinated Secured Note

In consideration for the payment of an extension fee(s) of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement. I agree to an extension so that my Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars), shall now be due May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER	Telos Corporation

/s/ JOHN R.C. PORTER	/s/ Michael P. Flaherty
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date:	March 1, 2002

John R.C. Porter

Redbus Interhouse Plc

227 March Wall

London E14 9SD

United Kingdom

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, with Foothill Capital Corporation and State Street Bank and Trust Company, I herewith agree to an extension of my Series B Senior Subordinated Secured Note presently due May 23, 2002, the principal sum of which is Eight Hundred Sixty-One Thousand Seven Hundred Forty-Six 00/100 Dollars ($861,746.00), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER	Telos Corporation

/s/ JOHN R.C. PORTER	/s/ Michael P. Flaherty
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 11/22/02	November 20, 2002

John R.C. Porter

34 Rue Concorde

1050 Brussels

Belgium

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002, with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company, I herewith agree to an extension of my Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $861,746.00 (Eight Hundred Sixty-One Thousand Seven Hundred Forty-Six and 00/100 Dollars), to October 31, 2005.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER	Telos Corporation
By:

/s/ JOHN R.C. PORTER	/s/ Michael P. Flaherty
Signature(s):	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Name(s):

Title:

June 29, 2004
Date:

John R.C. Porter

17 Carlyle Mansions

Cheyne Walk

London SW35LS

United Kingdom

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $861,746.00 (Eight Hundred Sixty-One Thousand Seven Hundred Forty-Six and 00/100 Dollars) to October 31, 2008. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER	Telos Corporation
By:

/s/ JOHN R.C. PORTER	/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

Name(s):

Title:

March 25, 2005
Date:

Mr. John R.C. Porter

Chalet Petit Monde

1936 Verbier

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $861,745.92 (Eight Hundred Sixty-One Thousand, Seven Hundred Forty-Five and 92/100 Dollars) to December 31, 2011. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company and previously extended on March 25, 2005.

AGREED AND ACKNOWLEDGED,

John R.C. Porter	Telos Corporation

/s/ John R.C. Porter	/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

Name(s):

Title:

April 3, 2008
Date:

EXHIBIT A-2

SERIES C SUBORDINATED NOTES

See Attached

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia

October 13, 1995

SERIES C SENIOR SUBORDINATED UNSECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Sir Leslie Porter (hereinafter referred to as Lender”), c/o Personal Financial Management Ltd., 12 Hans Road, London SW3, 1RT, England, at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE DOLLARS AND 42/100 ($860,961.42) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series C Senior Subordinated Unsecured Notes Due October 1, 2000 (collectively referred to herein as the “Series C Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in this Note. The Series C Notes have been issued in the aggregate principal amount of $7,879,835.51

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. Notwithstanding the foregoing, the rate of interest shall be increased to an amount necessary to result in a payment to the holder of fourteen percent (14%) per annum net of withholding for United States Federal Income Taxes, it being contemplated that Borrower shall receive substantiation for Federal Income Tax purposes of circumstances supporting withholding at a rate no greater than seventeen and one-half percent (17  1/2%) of interest hereunder. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement

(other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	(“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)

“Payment Premium” shall mean an amount equal to (a) 13  1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment minus (b) the cumulative amount payable by the Company on account of withholding taxes with respect to interest payable pursuant to Section 1.1 to the date of payment of such premium. For the avoidance of doubt, the Payment Premium shall not itself be increased on account of withholding taxes, but shall be subject to, and the amount remitted to the holder reduced by, any withholding tax to which the Payment Premium is subject, with the result that the total cost to the Company for interest, Payment Premium and withholding taxes shall equal twenty-seven and one-half percent (27  1/2%) per annum on the principal outstanding from time to time to the date of payment of Payment Premium.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the company of all or substantially all of its asset.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the company of a resolution to dissolve the Company and liquidate its assets, the filling by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of the Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series C Notes and the Series B Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series B Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with $1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payment made by the Company on account of the Series C Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series C Notes outstanding at the time of any such payment.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series B Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series B Notes , and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable; without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinated and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to the holders of the Series C notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:
Title:	VPGC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 1 760 770 0759

Sir Leslie Porter

12506 Prestwick Court

Rancho Mirage, California 92270

RE: Series C Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE AND  42/100 U.S. DOLLARS ($860,961.42)

In consideration for granting this extension, Telos Corporation shall pay to you $20,200.00 (TWENTY THOUSAND TWO HUNDRED AND  00/100 U.S. DOLLARS ) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ William L. P. Brownley
William L. P. Brownley
Vice President & General Counsel

WLLB:aa

Enclosure

Telos Corporation

Sir Leslie Porter

Series C Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE AND 42/100 U.S. DOLLARS ($860,961.42) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

WITNESS	SIR LESLIE PORTER

/s/ SIR LESLIE PORTER
Name:	Name

HOUSEKEEPER

STUDIO 8 CLIFFTOWER

12 RAMAT YAM ST

HERRILYA PITUACH

ISRAEL 46581

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President,

General Counsel

March 27, 2001

VIA FACSIMILE 011 44 20 7616 4707

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London

W1Y 5HJ

RE:	Series C Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an conversion and extension of the Due Date of your Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE AND 00/100 U.S. DOLLARS ($860,961.00)

Telos Corporation will convert THREE HUNDRED FORTY-FOUR THOUSAND THREE HUNDRED EIGHTY-FOUR AND 00/100 ($344,384.00) into current maturities of long term debt. The remainder or FIVE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED SEVENTY-SEVEN AND 00/100 ($516,577.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $12,914.00 (TWELVE THOUSAND NINE HUNDRED FOURTEEN AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President & General Counsel

MPF:das

Enclosure

Sir Leslie Porter

Series C Senior Subordinated Secured Note

By signing below, in consideration for the payment of an extension fee, I agree to an extension so that my Series C Senior Subordinated Secured Note Due April 2, 2001, the principal sum of which FIVE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED SEVENTY-SEVEN AND 00/100 U.S. DOLLARS ($516,577.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

WITNESS:	SIR LESLIE PORTER

/s/ CARY M. CERVANTES	/s/ SIR LESLIE PORTER
Name:	Name:

CARY M. CERVANTES 43029 MARIPOSA PALM DESERT, CA USA 92260 2 April 2001

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-728-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

United Kingdom

RE:	Series C Senior Subordinated Unsecured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the due date of your Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $516,577.00 (five hundred sixteen thousand five hundred seventy-seven and 00/100 U.S. dollars), and an extension of the remaining principal sum of $344,384.00 (three hundred forty-four thousand three hundred eighty-four and 00/100 U.S. dollars) which is currently due and payable, to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1.5% in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $860,961 (eight hundred sixty thousand nine hundred sixty-one and 00/100 US dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1.5% in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

United Kingdom

Series C Senior Subordinated Unsecured Note

In consideration for the payment of an extension fee(s) of 1.5% in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I agree to an extension so that my Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $516,577.00 (five hundred sixteen thousand five hundred seventy-seven and 00/100 U.S. dollars) shall now be due May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $344,384.00 (three hundred forty-four thousand three hundred eighty-four and 00/100 U.S. dollars) shall now be due May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $860,961 (eight hundred sixty thousand nine hundred sixty-one and 00/100 US dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1.5% in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

/s/ SIR LESLIE PORTER

SIR LESLIE PORTER		Telos Corporation

/s/ SIR LESLIE PORTER		/s/ Michael P. Flaherty
Signature		Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date:	15 March ‘02	March 1, 2002

ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

Sir Leslie Porter (“Subordinated Noteholder”), with address at c/o Seymour Pierce Advisory Ltd., 79 Mount Street, UK-London W1K 2SN, hereby represents, warrants, covenants to and requests the following from Telos Corporation, a Maryland corporation.

1. Subordinated Noteholder was financially interested in Telos Corporation, a Maryland corporation (“Telos”), in that Telos was indebted to Subordinated Noteholder with respect to (i) a Series B Senior Subordinated Secured Note and (ii) a Series C Senior Subordinated Unsecured Note, both due May 23, 2003 (“Senior Subordinated Notes”).

2. Subordinated Noteholder has assigned and transferred any and all of his financial interest in said Subordinated Notes to Zollikon Investments SA, a company registered in the British Virgin Islands (“Assignee”), with address at 26 Rue du Mont Blanc, P.O. Box 2211, 1201 Geneva 1, Switzerland. Consequently, Telos may rely on any and all representations made by any of Assignee’s officers or directors whose names and signatures are listed on Exhibit A attached hereto.

3. Subordinated Noteholder requests that effective immediately any and all payments and distributions of principal, interest, or premium in respect of said Subordinated Notes shall be made to Assignee. Bank details will be or have been provided to Telos under separate cover.

4. Subordinated Noteholder acknowledges that the Subordinated Notes are subject to a subordination agreement dated as of 11 October 2002 and entered into between him, certain other holders of subordinated notes, and Foothill Capital Corporation, as Agent. Assignee has received a copy of said subordination agreement and has agreed to abide by its terms and conditions in respect to the Subordinated Notes. Assignee’s acknowledgment is attached to this document as Exhibit B.

The undersigned has executed and delivered this Assignment and Transfer as of this 15 day of December, 2002 under power of attorney, which is attached as Exhibit C.

/s/ Peter D. Green
Peter D. Green for Sir Leslie Porter

EXHIBIT A

TO ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

DIRECTORS AND OFFICERS

Zollikon Investments SA, a British Virgin Island company

Address:	26 Rue du Mont Blanc P.O. Box 2211 1201 Geneva 1 Switzerland

Telephone:

Fax:

Directors and Officers as of (date): 13 DECEMBER 2002

AS PER ATTACHED AUTHORISED SIGNATORIES LIST

Name	Title	Signature

SP (DIRECTORS) WORLDWIDE LIMITED IS THE SOLE CORPORATE DIRECTOR OF ZOLLIKON INVESTMENTS SA. THE DIRECTORS OF SP (DIRECTORS) WORLDWIDE UNITED, TOGETHER WITH THE OFFICERS, ARE AS ON THE ATTACHED AUTHORISED SIGNATORIES LIST.

EXHIBIT B

TO ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

ACKNOWLEDGMENT

Zollikon Investments SA, a company registered in the British Virgin Islands, with address at 26 Rue du Mont Blanc, P.O. Box 2211, 1201 Geneva 1, Switzerland, is the assignee and holder of a Series B Senior Subordinated Secured Note due May 23, 2003 and of a Series C Senior Subordinated Unsecured Note due May 23, 2003. Zollikon Investments SA acknowledges that said notes are subject to a subordination agreement dated as of 11 October 2002 and entered into between Sir Leslie Porter, certain other holders of subordinated notes, and Foothill Capital Corporation, as Agent, and herewith agrees to abide by any and all terms and conditions of said subordination agreement in respect to the Subordinated Notes.

ZOLLIKON INVESTMENTS SA

Signature:

Title:	DIRECTORS

Date:	13 DECEMBER 2002

Zollikon Investments SA

26 Rue du Mont Blanc

P.O. Box 2211

1201 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

Originally Issued to Sir Leslie Porter

Pursuant to sections 17 of the Subordination Agreement entered into on or about October 11, 2002, between Sir Leslie Porter, Foothill Capital Corporation, and State Street Bank and Trust Company, we herewith agree to an extension of our Series C Senior Subordinated Unsecured Note presently due May 23, 2002, the principal sum of which is Eight Hundred Sixty Thousand Nine Hundred Sixty-One 00/100 Dollars ($860,961.00), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA
SUCCESSOR IN INTEREST TO
SIR LESLIE PORTER	Telos Corporation
By:

/s/ KLAUS BIEDERMANN & MARIO STAGGL	/s/ Michael P. Flaherty
Signatures	Michael P. Flaherty Executive Vice President General Counsel, and

KLAUS BIEDERMANN & MARIO STAGGL
Names	Chief Administrative Officer

DIRECTORS
Title

Date: 13 DECEMBER 2002	December 13, 2002

Zollikon Investments SA

Rue Kleberg 6

P.O. Box 2211

1201 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

Pursuant to section 17 of the Subordinations Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002, with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company, we herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $860,961.00 (Eight Hundred Sixty Thousand Nine Hundred Sixty-One 00/100 Dollars), to October 31, 2005.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA SUCCESSOR IN INTEREST TO SIR LESLIE PORTER	Telos Corporation
By:

/s/ BRIAN PADGETT	/s/ Michael P. Flaherty
Signature(s): BRIAN PADGETT	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

SILEX MANAGEMENT LIMITED
Name(s):

SOLE CORPORATE DIRECTOR
Title

July 30, 2004	June 29, 2004
Date:

Zollikon Investments SA

Rue Kleberg 6

P.O. Box 2211

1201 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

We herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $860,961.00 (Eight Hundred Sixty Thousand Nine Hundred Sixty-One and 00/100 Dollars) to October 31, 2008. This Series C Senior Subordinated Unsecured Note shall remain subject to any and all terms and conditions of Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA SUCCESSOR IN INTEREST TO SIR LESLIE PORTER	Telos Corporation
By:

/s/ BRIAN PADGETT	/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary
BRIAN PADGETT
Name(s):

DIRECTOR
Title:

March 16, 2005
Date:

Zollikon Investments SA

c/o Silex Management LTd.

Ms. Jenny Mauroux

6, Rue Kleberg, PO Box 2211

1201 Geneva

Switzerland

Series C Senior Subordinated Unsecured Note

We herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $860,961.42 (Eight Hundred Sixty Thousand, Nine Hundred Sixty-One and 42/100 Dollars) to December 31, 2011. This Series C Senior Subordinated Unsecured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company and previously extended on March 16, 2005.

AGREED AND ACKNOWLEDGED,

Zollikon Investments SA	Telos Corporation
By:

/s/ LEONARD O’BRIEN	/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary
LEONARD O’BRIEN
Name(s):

DIRECTOR
Title:

March 13, 2008
Date:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia

October 13, 1995

SERIES C SENIOR SUBORDINATED UNSECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Toxford Corporation, or assigns, (hereinafter referred to as “Toxford Corporation” or “Lender”), at c/o Rabobank, P.O. Box 348, St. Andrews House, Le Bordage, St. Peter Port, Guernsey, Channel Islands, or at such other offices or at such other place or places as the holder hereof may from time to time designate in writing , the principal sum of ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-TWO DOLLARS AND 79/100 ($1,779,722.79) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Senior C Senior Subordinated Unsecured Notes Due October 1, 2000 (collectively referred to herein as the “Series C Notes”, all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in the Series C Note issued to Sir Leslie Porter. The Series C Notes have been issued in the aggregate principal amount of $7,879,835.51.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October and

January in each year. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; or (b) other obligations for money borrowed money from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)

“Payment Premium” shall, except as otherwise provided in § 1.4, mean an amount equal to 13  1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment.

(v)	“Merger” shall mean a merger; consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series C Notes and the Series B Senior Secured Notes issued by the Company contemporaneous herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series C Notes and the Series B Notes together with accrued unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9. Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series C Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series C Notes outstanding at the time of any such payment.

II. DEFAULT

2.1 It is expressly agreed by the Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series B Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series B Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal, of interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series C Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers; hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:
Title:	VPGC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE: Series C Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-TWO AND 79/100 U.S. DOLLARS ($1,779,722.79).

In consideration for granting this extension, Telos Corporation shall pay to Toxford Corporation $41,600.00 (FORTY-ONE THOUSAND SIX HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on Toxford Corporation’s Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ William L.P. Brownley
William L.P. Brownley
Vice President & General Counsel

WLLB:aa

Enclosure

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Mr. Daniel M. Fleming

Series C Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-TWO AND 79/100 U.S. DOLLARS ($1,779,722.79) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION

	By:	/s/ Daniel M. Fleming
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones
Director of Toxford Corporation

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE: Series C Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series C Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-THREE AND 00/100 U.S. DOLLARS ($1,779,723.00).

Telos Corporation will convert EIGHTY-EIGHT THOUSAND NINE HUNDRED EIGHTY-SIX AND 00/100 U.S. DOLLARS ($88,986.00) into current maturities of long term debt. The remainder or ONE MILLION SIX HUNDRED NINETY THOUSAND SEVEN HUNDRED THIRTY-SEVEN AND 00/100 U.S. DOLLARS ($1,690,737.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $42,268.00 (FORTY-TWO THOUSAND TWO HUNDRED SIXTY-EIGHT AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President & General Counsel

MPF:das

Enclosure

Mr. Daniel M. Fleming

Series C Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series C Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which ONE MILLION SIX HUNDRED NINETY THOUSAND SEVEN HUNDRED THIRTY-SEVEN AND 00/100 U.S. DOLLARS ($1,690,737.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION

	By:	/s/ Mr. Daniel M. Fleming
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

RE: Series C Senior Subordinated Unsecured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the due date of its Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $1,690,737.00 (one million six hundred ninety thousand seven hundred thirty-seven and 00/100 U.S. dollars) to become due and payable on May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $88,986.00 (eighty-eight thousand nine hundred eighty-six and 00/100 U.S. dollars) shall now be due May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,779,723.00 (one million seven hundred seventy-nine thousand seven hundred twenty-three and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ Michael P. Flaherty
Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note (Toxford Corporation)

In consideration for the payment of an extension fee(s) of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, Toxford Corporation agrees to an extension so that its Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $1,690,737.00 (one million six hundred ninety thousand seven hundred thirty-seven and 00/100 U.S. dollars) shall now be due on May 23, 2003. Toxford Corporation also agrees to an extension so that the remaining principal sum currently due and payable in the amount of $88,986.00 (eighty-eight thousand nine hundred eighty-six 00/100 U.S. dollars) shall now be due May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,779,723 (one million seven hundred seventy-nine thousand seven hundred twenty-three and 00/100 US dollars) has not been paid by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

For TOXFORD CORPORATION	Telos Corporation
Daniel M. Fleming
Title:

/s/ Daniel M. Fleming	/s/ Michael P. Flaherty
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 11-3-2002	March 1, 2002

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

Series C Senior Subordinated Unsecured Note

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, with Foothill Capital Corporation and State Street Bank and Trust Company, Toxford Corporation herewith agrees to an extension of its Series C Senior Subordinated Unsecured Note presently due May 23, 2002, the principal sum of which is One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three ($1,779,723) to October 31, 2004.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION	Telos Corporation

/s/ Michael P. Flaherty
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date:	November 20, 2002

Toxford Corporation

c/o Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

Pursuant to section 17 of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002, with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company, we herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $1,779,723.00 (One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three 00/100 Dollars), to October 31, 2005.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION	Telos Corporation
By:

/s/ Daniel M. Fleming	/s/ Michael P. Flaherty
Signature(s):	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer
Daniel M. Fleming
Name(s):

Director
Title:

22.7.04	June 29, 2004
Date:

Toxford Corporation

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

We herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $1,779,723.00 (One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three and 00/100 Dollars) to October 31, 2008. This Series C Senior Subordinated Unsecured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION		Telos Corporation
By:

/s/ Marcel Stettler	/s/ Javier Olero	/s/ Therese K. Hathaway
Signature(s):		Therese K. Hathaway
Vice President, Corporate Secretary
Marcel Stettler	Javier Olero
Name(s):

Director	Director	/s/ Michael P. Flaherty
Title:		Michael P. Flaherty
Executive Vice President General Counsel

14.04.05	14.04.05	March 16, 2005
Date:

Toxford Corporation

c/o Rathbones

Mr. Marcel Stettler

Place de Saint Gervais 1

1211 Geneva

Switzerland

Series C Senior Subordinated Unsecured Note

We herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $1,779,722.79 (One Million Seven Hundred Seventy-Nine Thousand, Seven Hundred Twenty-Two and 79/100 Dollars) to December 31, 2011. This Series C Senior Subordinated Unsecured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company and previously extended on April 14, 2005.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION		Telos Corporation
By:

/s/ Javier Olero	/s/ Michael Fitzgerald	/s/ Therese K. Hathaway
Signature(s):		Therese K. Hathaway
Vice President, Corporate Secretary

Javier Olero	Michael Fitzgerald
Name(s):

Director
Title:

17.3.08		March 13, 2008
Date:

EXHIBIT B

SERIES B COLLATERAL

“Series B Collateral” means (i) all real or personal property, plant, building, facility, structure, equipment or unit, or other asset now or hereafter owned, leased or operated by the Grantor, (ii) all of the Grantor’s equipment and fixtures, including furniture, machinery, vehicles and trade fixtures, whether now owned or hereafter acquired, together with any and all accessions, parts and appurtenances thereto, substitutions and replacements therefor and replacements thereof now or hereafter owned, lease or operated by the Grantor and (iii) all of the products or proceeds or any kind of any of the property described in clauses (i) and (ii) of this definition; provided, however, that under no circumstances does the property described under this definition include any of the Grantor’s Accounts, Chattel Paper, Instruments (except to the extent described in clause (iii) of this definition) or Inventory, including any proceeds or profits therefrom.

For purposes of the definition of Series B Collateral:

(a) terms defined in the UCC (as defined below) and not otherwise defined herein shall have the meanings provided therein;

(b) “UCC” means the Uniform Commercial Code as in effect in the Commonwealth of Virginia as of February 1, 1996;

(c) “Grantor” means Telos Corporation, a Maryland corporation.

EXHIBIT C

SERIES B COLLATERAL DOCUMENTS

See Attached

[Collateral Trust and Security Agreement dated as of February 1, 1996]

EXECUTION COPY

TELOS CORPORATION

COLLATERAL TRUST AND SECURITY AGREEMENT

This Collateral Trust and Security Agreement, dated as of February 1, 1996, is among Telos Corporation, a Maryland corporation (the “Grantor”), State Street Bank and Trust Company, as trustee (the “Collateral Trustee”), and the holders of the Grantor’s Series B Senior Subordinated Secured Notes Due October 1, 2000 listed on Exhibit A hereto (each a “Lender” and collectively, the “Lenders”).

RECITALS

A. The Grantor has issued to the Lenders Series B Senior Subordinated Secured Notes Due October 1, 2000 in the total principal amount of $6,493,581.93 (the “Series B Notes”).

B. The Grantor is required under the terms of the Series B Notes and the Bridge Notes Exchange and Conversion Agreement dated as of October 13, 1995 among the Grantor and the Lenders to enter into a security agreement with the Lenders granting to a Collateral Trustee a perfected security interest in all of the Grantor’s right, title and interest in the Collateral (as defined herein).

C. The Grantor, Telos Corporation, a California corporation, NationsBank, N.A. (“NationsBank”) and the Lenders have entered into a Subordination Agreement dated as of October 13, 1995 (the “Subordination Agreement”) pursuant to which the Lenders have agreed to be subject to certain restrictions with respect to the Collateral.

NOW, THEREFORE, the parties acknowledge the receipt of sufficient consideration and agree as follows:

1. Definitions; Certain Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) the capitalized term “Section” refers to sections of this Collateral Trust and Security Agreement, (b) references to a particular Section include all subsections thereof, (c) the word “including” shall be construed as “including without limitation” and (d) terms defined in the UCC (as defined below) and not otherwise defined herein shall have the meanings provided therein. Certain capitalized terms are used in this Agreement as specifically defined in this Section 1 as follows:

1.1. “Collateral” means (i) all real or personal property, plant, building, facility, structure, equipment or unit, or other asset now or hereafter owned, leased or operated by the Grantor, (ii) all of the Grantor’s equipment and fixtures, including furniture, machinery, vehicles and trade fixtures, whether now owned or hereafter acquired, together with any and all accessions, parts and appurtenances thereto, substitutions and replacements therefor and replacements thereof now or hereafter owned, leased or operated by the Grantor and (iii) all of the products or proceeds of any kind of any of the property described in clauses (i) and (ii) of this definition; provided, however, that under no circumstances does the property described under this definition include any of the Grantor’s Accounts, Chattel Paper, Instruments (except to the extent described in clause (iii) of this definition) or Inventory including any proceeds or profits therefrom.

1.2. “Collateral Trustee” means State Street Bank and Trust Company in its capacity as collateral agent and trustee hereunder on behalf of the Lenders, and each successor designated under Section 4.8 hereof.

1.3. “Events of Default” is defined in Section 8.

1.4. “Lien” means, with respect to the Grantor (or any other Person):

(a)	any encumbrance, mortgage, pledge, lien, charge or security interest of any kind upon any property or assets of the Grantor (or any other Person), whether now owned or hereafter acquired, or upon the income or profits therefrom; and

(b)	the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a capitalized lease).

1.5. “Permitted Liens” means, with respect to the Grantor, those liens set forth in Schedule 1.5 hereto and the following:

(a)	Liens for taxes, assessments or other governmental charges or claims the payment of which is not at the time required;

(b)	statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens incurred in the ordinary course of business for sums not yet due;

(c)	Liens (other than any Lien imposed by the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder) incurred or deposits made in the ordinary course of business in connection with workman’s compensation, unemployment insurance and other types of social security;

(d)	such imperfections of title, covenants, restrictions, easements and encumbrances on real property that, in each case, do not arise out of the incurrence of any indebtedness and that do not interfere with or impair in any material respect the utility or value of the real property on which such Lien is imposed; and

(e)	Liens securing $600,000 in outstanding aggregate principal amount of a Senior Subordinated Note, Series A issued by the Grantor to Cottonwood Holdings, Inc., a British Virgin Islands corporation, and assigned to John Porter.

1.6. “Person” means any present or future natural person or any corporation, association, partnership, joint venture, company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

1.7. “UCC” means the Uniform Commercial Code as in effect in the Commonwealth of Virginia on the date hereof.

2. Collateral.

2.1. Grant. As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Series B Notes, whether for principal, interest, fees, expenses or otherwise, the Grantor hereby mortgages, pledges, collaterally grants and assigns and creates a security interest in favor of the Collateral Trustee, and its successors, in trust, for the benefit of the Lenders in, all of the Grantor’s right, title and interest now existing or hereafter arising in and to (but none of its obligations or liabilities with respect to) the Collateral, whether now owned or hereafter acquired, together with all rights and remedies that the Grantor might exercise with respect thereto but for the execution of this Collateral Trust and Security Agreement.

2.2. Financing Statements. The Grantor has executed and delivered, and from time to time hereafter, the Grantor shall execute and deliver to the Collateral Trustee, such of the following as are provided to the Grantor by the Collateral Trustee to be executed and delivered: (i) UCC-1 financing statements, suitable for filing in the appropriate jurisdictions covering that portion of the Collateral that can be subjected to a security interest under the UCC by filing a UCC-1 financing statement; and (ii) with respect to any states in which UCC-1 financing statements must be filed at county or city levels in addition to state level filings, UCC-1 financing statements, suitable for filing in the financing and real estate records of such counties or cities.

2.3. Instruments. Upon the execution and delivery of this Collateral Trust and Security Agreement and from time to time thereafter, the Grantor shall endorse in blank and deliver to the Collateral Trustee any other evidence of indebtedness or other Instruments that are proceeds of the Collateral as to which filing is not sufficient to perfect the security interest granted herein within ten (10) days of receipt of same.

2.4. Filing. The Collateral Trustee is authorized to file such financing statements, assignments, mortgages and other documents in all places where filing is necessary or advisable to protect and perfect its rights. The Collateral Trustee is irrevocably authorized to execute and file continuation statements and similar documents which are appropriate to protect and perfect its rights; provided, however, that the Collateral Trustee shall provide the Grantor and NationsBank with notice and copies of any such statements or documents prior to filing. A photocopy of any security agreement, continuation statement, amendment or assignmerit shall be sufficient for filing as if it were an original.

3. Collateral Trustee’s Appointment as Attorney-in-Fact.

3.1. The Grantor hereby irrevocably appoints the Collateral Trustee and any agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full authority in the place and stead of the Grantor and in the name of the Grantor or in its own name or otherwise, for the purpose of carrying out the terms of this Collateral Trust and Security Agreement and to act in accordance with the Subordination Agreement, to take such action and to execute such documents and instruments (other than amendments or changes to this Collateral Trust and Security Agreement) as are necessary or advisable to accomplish the purpose of this Collateral Trust and Security Agreement and the Subordination Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Trustee the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following only upon the occurrence and during the continuance of any Event of Default:

(i) (A) to receive payment of and give receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) to sign and endorse invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any proceeds thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (E) to settle, compromise or adjust and suit, action or proceeding described above and, in connection therewith, to give appropriate discharges or releases and (F) generally to sell, transfer, assign, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Grantor’s expense, at any time, or from time to time, all acts and things necessary or advisable to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interest therein, in order to effect the intent of this Collateral Trust and Security Agreement, all as fully and effectively as the Grantor might do; and

(ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral.

3.2. Power Coupled with an Interest. The power of attorney granted to the Collateral Trustee under Section 3.1 hereof is a power coupled with an interest and shall be irrevocable.

3.3. No Duty Imposed. The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral, for the benefit of the Lenders, and shall not impose any duty upon the Collateral Trustee to exercise any such powers. In particular, the Collateral Trustee shall not be required to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim for moneys due or to become due in respect of the Collateral. The Collateral Trustee shall be accountable only for amounts actually received by it as a result of its exercise of such powers, and neither the Collateral Trustee nor any of its officers, directors, employees or agents shall be responsible to the Grantor or the Lenders for any act or failure to act by it under this Collateral Trust and Security Agreement, except for its own gross negligence or willful misconduct. The Collateral Trustee shall be entitled to rely upon any paper, instrument or document which it in good faith believes to be genuine and correct and to have been signed or sent by the proper Person or Persons.

3.4. Execution of Documents. The Grantor also authorizes the Collateral Trustee, at any time and from time to time, to execute, in connection with the sale or sales by the Collateral Trustee provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4. Collateral Trustee.

4.1. Acceptance of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trust created by this Collateral Trust and Security Agreement upon the terms and conditions hereof.

4.2. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Collateral Trustee to take such action and to exercise such powers as are delegated to the Collateral Trustee by the terms hereof or are reasonably incidental thereto. This appointment and authorization is intended solely for the purpose of facilitating the enforcement of this Collateral Trust and Security Agreement and does not constitute appointment of the Collateral Trustee as trustee for any Lender for any other purpose.

4.3. Action by Collateral Trustee. The Collateral Trustee shall be required to act or not act solely upon the instructions of the Lenders and those instructions shall be binding upon the Collateral Trustee; provided, however, that the Collateral Trustee shall not be required to act or not act (i) if to do so would be contrary to law or would result, in the reasonable judgment of the Collateral Trustee, in substantial risk of liability to the Collateral Trustee, and (ii) unless the Collateral Trustee has received security and indemnity from the Lenders that is reasonably satisfactory to the Collateral Trustee, provided that the Collateral Trustee shall not be entitled to indemnification for its own gross negligence or willful misconduct. The Collateral Trustee shall have no liability to any Lender for acting as instructed by the Lenders, or for refraining from acting, if so instructed.

4.4. Liability of Collateral Trustee. Neither the Collateral Trustee nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with this Collateral Trust and Security Agreement except for their own gross negligence or willfuI misconduct. Without limitation on the foregoing, the Collateral Trustee and its directors, officers, agent, employees and attorneys:

(a)	May consult with legal counsel (including in-house legal counsel), accountants (including in-house accountants) and other professionals or experts selected by it and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts;

(b)	Will not be responsible to the Lenders for any statement, warranty or representation made in this Collateral Trust and Security Agreement or in any notice, report, request or other statement, written or oral, given or made in connection with this Collateral Trust and Security Agreement;

(c)	Shall have no duty to ask or inquire as to the performance or observance by the Grantor of any of the terms, conditions or covenants of this Collateral Trust and Security Agreement or to inspect any Collateral or the property, books or records of the Grantor;

(d)	Will not be responsible (whether under this Collateral Trust and Security Agreement or applicable Law) to the Lenders for the due execution, legality, validity, enforceability, perfection, genuineness, effectiveness, sufficiency or value of this Collateral Trust and Security Agreement or any Lien created hereunder any other instrument or writing furnished pursuant hereto or in connection herewith or any Collateral;

(e)	Shall not be deemed to have knowledge of an Event of Default unless it has been notified in writing of such Event of Default by the Grantor or the Lenders;

(f)	Will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement, request or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties; and

(g)	Shall not be charged with knowledge of or any duties or responsibilities in connection with any other document or agreement except the Subordination Agreement.

4.5. Successor Collateral Trustee. The Collateral Trustee may and at the request of the Lenders shall, resign as Collateral Trustee upon 30 days’ written notice to the Grantor and the Lenders. If the Collateral Trustee so resigns, (a) the Lenders shall appoint a successor Collateral Trustee, who fulfills the requirements of Section 4.9; (b) upon a successor’s acceptance of appointment as Collateral Trustee, the successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Collateral Trustee or the removed Collateral Trustee; and (c) upon the effectiveness of any resignation, the resigning Collateral Trustee thereupon will be discharged from its duties and obligations other than obligations arising as a result of any action or inaction of the resigning Collateral Trustee prior to the effectiveness of such resignation.

4.6. Exculpatory Provisions. The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in this Collateral Trust and Security Agreement, except for those made by the Collateral Trustee. The Collateral Trustee makes no representations as to the value or condition of the Collateral or any part thereof or as to the title of the Grantor thereto or as to the security afforded by this Collateral Trust and Security Agreement and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall have no obligation or responsibility with respect to the failure of any other party to perform its obligations. The Collateral Trustee shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that the Collateral Trustee shall exercise such care as it uses in the ordinary course of its own business to preserve the Collateral in its possession.

4.7. Delegation of Duties. The Collateral Trustee may execute any of its powers hereunder and perform any of its duties hereunder either directly or by or through agents, nominees or attorneys-in-fact reasonably selected by the Collateral Trustee; provided, however that the Collateral Trustee shall obtain a written acknowledgment from each agent, nominee or attorney-in-fact that it shall be liable to each Lender for losses or damages incurred by any such Lender as a result of such agent’s, nominees’s or attorney-in-fact’s gross negligence or willful misconduct as and to the extent the Collateral Trustee would be liable for such losses or damages if the actions or omissions of such agent, nominee or attorney-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Trustee. The Collateral Trustee shall not be responsible for the gross negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

4.8. Successors to the Collateral Trustee. Every successor to any Collateral Trustee appointed pursuant to this Collateral Trust and Security Agreement shall (i) be a bank or trust company in good standing and having power so to act, incorporated or organized under the laws of the United States or any State thereof or the District of Columbia and shall also have combined capital and surplus of not less than $100,000,000, and (ii) upon such appointment, be, for all purposes under this Collateral Trust and Security Agreement, the Collateral Trustee.

4.9. Representations and Warranties. The Collateral Trustee hereby represents and warrants to each Lender as follows:

(a)	The Collateral Trustee is a trust company duly organized, legally existing and in good standing under the laws of The Commonwealth of Massachusetts and has all required corporate power and authority to enter into and perform its obligations under this Collateral Trust and Security Agreement.

(b)	The execution, delivery and performance by the Collateral Trustee of this Collateral Trust and Security Agreement has been duly authorized by all necessary corporate action on the part of the Collateral Trustee.

(c)	This Collateral Trust and Security Agreement has been duly executed and delivered by the Collateral Trustee and is the legally valid and binding obligation of the Collateral Trustee, enforceable against the Collateral Trustee in accordance with its terms.

(d)	No Uniform Commercial Code financing statements or other filings or recordings executed by or on behalf of the Collateral Trustee, have been filed or recorded by the Collateral Trustee with respect to any of the Collateral except for filings and recordings naming the Collateral Trustee as secured party or lienholder and made pursuant to this Collateral Trust and Security Agreement.

4.10. Notice by Collateral Trustee. Promptly and in any event within three business days after its receipt of any written notice under this Collateral Trust and Security Agreement, the Collateral Trustee shall give written notice thereof to each Lender.

4.11. No Implied Duties. The Collateral Trustee shall have no implied duties to any Person or any obligation to take any action under this Collateral Trust and Security Agreement except for action specifically provided for in this Collateral Trust and Security Agreement to be taken by the Collateral Trustee. The Collateral Trustee’s duties and responsibilities shall be entirely administrative and not discretionary and shall be determined only with reference to this Collateral Trust and Security Agreement.

4.12. Fees of the Collateral Trustee: Other Costs, Expenses and Taxes. The Grantor shall pay periodic fees and expenses to the Collateral Trustee as set forth in a letter of even date herewith between the Grantor and the Collateral Trustee. The Grantor shall also pay on demand the reasonable costs and expenses (including attorneys’ fees) of the Collateral Trustee and the Lenders in connection with:

(i) the negotiation, preparation, execution and delivery of this Collateral Trust and Security Agreement;

(ii) each amendment or modification of or supplement to this Collateral Trust and Security Agreement and each waiver, approval, consent and enforcement or attempted enforcement of this Collateral Trust and Security Agreement and any matter related hereto, in each case including filing fees, recording fees, title insurance fees, appraisal fees, search fees and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including the allocated fees and all disbursements and other expenses of any internal legal counsel), independent public accountants and other outside experts retained by the Collateral Trustee and/or the Lenders and including any costs, expenses or fees incurred or suffered by the Collateral Trustee and/or the Lenders in connection with or during the course of any bankruptcy or insolvency proceedings of the Grantor. The Grantor shall pay any and all costs expenses, fees and charges payable or determined to be payable in connection with the filing or recording of any documents related to the transactions contemplated hereby, or in connection with any act of the Collateral Agent and/or the Lenders pursuant hereto, and shall reimburse, hold harmless and indemnify the Collateral Trustee and/or the Lenders from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any cost, expense, fee or charge that the Collateral Trustee and/or the Lenders may suffer or incur by reason of the failure of the Grantor to perform its obligations hereunder. Any amount payable under this Section 4.12 shall bear interest at the interest rate described in Section 1.1 of the Series B Notes from the second business day after a demand for payment. The obligations of the Grantor under this Section 4.12 shall survive the termination of this Collateral Trust and Security Agreement; and

(iii) any other duties and responsibilities incurred in connection with the terms of this Collateral Trust and Security Agreement.

The Lenders agree, jointly and severally, to reimburse the Collateral Trustee for any reasonable expenses not reimbursed by the Grantor (without limiting the obligation of the Grantor to make such reimbursement) for which the Collateral Trustee is entitled to reimbursement by the Grantor under this Collateral Trust and Security Agreement. The Grantor agrees to pay all costs of the Lenders, including attorneys’ fees, incurred by the Lenders with respect to the negotiation, preparation, execution and delivery of this Collateral Trust and Security Agreement.

4.13. Indemnity by Grantor. The Grantor agrees to indemnify, save and hold harmless the Collateral Trustee and the Lenders and their respective directors, officers, agents, attorneys and employees from and against:

(a)	any and all claims, demands, actions, or causes of action that are asserted against them by and any Person, if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause that such Person asserts or may assert against the Grantor;

(b)	any and all claims, demands, actions or causes of action if the claim, demand, action or cause of action arises out of or relates to this Collateral Trust and Security Agreement or the transactions contemplated hereby;

(c)	any administrative or investigative proceeding by any governmental agency arising out of or related to a claim, demand, action or cause of action described in clause (a) or (b) above; and

(d)	any and all liabilities, losses, costs or expenses including attorneys’ fees and disbursements and other professional services (including any such fees and disbursements related to claims between any of the parties hereto) that the Collateral Trustee and/or the Lenders suffer or incur as a result of the assertion of any foregoing claim, demand, action or cause of action; provided, however; that the Collateral Trustee and/or the Lenders shall not be entitled to indemnification for any loss caused by their own gross negligence or willful misconduct. If any claim, demand, action or cause of action is asserted against the Collateral Trustee and/or the Lenders, the Collateral Trustee and/or the Lenders shall promptly notify the Grantor, but the failure to so promptly notify the Grantor shall not affect the Grantor’s obligations under this Section 4.13. The Collateral Trustee and/or the Lenders are authorized to employ and select counsel in enforcing its rights hereunder and in defending any claim, demand, action or cause of action covered by this Section 4.13.

The Lenders shall, jointly severally indemnify the Collateral Trustee and its officers, directors employees and agents (to the extent not reimbursed by the Grantor and without limiting the obligation of the Grantor to do so) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Collateral Trustee relating to or arising out of this Collateral Trust and Security Agreement and the transactions contemplated hereby; provided, however, that the foregoing shall not extend to actions or omissions that are taken by the Collateral Trustee with gross negligence or willful misconduct.

Any obligation or liability of the Grantor to the Collateral Trustee and/or the Lenders and of the Lenders to the Collateral Trustee under this Section 4.13 shall survive the expiration or termination of this Collateral Trust and Security Agreement.

5. Representations and Warranties. The Grantor hereby represents and warrants that:

5.1. Organization. The Grantor is duly organized, validly existing and in good standing under the laws of Maryland, which is the state of its organization, with all power and authority, corporate or otherwise, to execute, deliver and perform this Collateral Trust and Security Agreement and to perform and implement all provisions hereof.

5.2. Authorization. The execution, delivery and performance by the Grantor of this Collateral Trust and Security Agreement has been duly authorized by all requisite action and will not violate any provision of law or of its charter or by-laws or regulations or any contractual provision binding on it or any of its assets or result in the creation of any Lien (except for Liens created or confirmed hereby) on any of its properties.

5.3. Enforceability. This Collateral Trust and Security Agreement has been duly executed and delivered by the Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Except for other filings to perfect the security interest granted hereby which have been made or which are contemplated hereby, no consent of any other party which has not heretofore been duly obtained and no consent, license, approval or authorization of, or filing, registration or declaration with, any court or governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, is required in connection with the execution, delivery, performance, validity or enforceability of this Collateral Trust and Security Agreement.

5.4. Title. Except for the security interests granted to the Collateral Trustee under this Collateral Trust and Security Agreement, the Grantor is the sole owner of each item of Collateral and has good and marketable title thereto, free and clear of all Liens, except for Permitted Liens.

5.5. No Other Liens. No security agreement, financing statement, equivalent security or Lien, instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office except such documents in favor of the Collateral Trustee, and except for Permitted Liens.

5.6. List of Collateral. Schedule A hereto is a true and complete list of all of the Collateral as of the date hereof to the best knowledge of the Grantor; provided, however, that the security interest granted hereby shall extend to all the Collateral, whether or not included on Schedule A.

5.7. Location of Offices. The chief executive office and the chief place of business of the Grantor and the only office where it keeps its records concerning the Collateral is located at 460 Herndon Parkway, Herndon, Virginia 22070. The Grantor will not change the location of its chief executive office, its chief place of business or any office where it keeps its records concerning the Collateral without giving ten days’ prior written notice to the Collateral Trustee and each Lender.

6. Covenants. The Grantor covenants and agrees with the Collateral Trustee that from and after the date of this Collateral Trust and Security Agreement and until the Series B Notes are indefeasibly paid in full and satisfied:

6.1. Further Documentation. At any time and from time to time, and at its sole expense, the Grantor will promptly and duly execute and deliver to the Collateral Trustee such notices, financing statements, pledges, assignments, mortgages and other documents that are necessary or advisable for the perfection of the security interests and Liens of the Collateral Trustee hereunder, such notices, financing statements, pledges, assignments, mortgages and other documents to be in form and substance reasonably satisfactory to the Lenders, and will execute and deliver to the Collateral Trustee such additional agreements, instruments and other documents, in form and substance reasonably satisfactory to the Collateral Trustee, and do such further acts and things of any nature, whether similar to the acts enumerated above or not, as may be necessary or advisable to carry into effect the purposes of this Collateral Trust and Security Agreement or to better assure and confirm unto its rights, powers and remedies hereunder. The Grantor also hereby authorizes the Collateral Trustee to file any such assignments, financing or continuation statements without Grantor’s signature to the extent permitted by law.

6.2. Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete books and records relating to the Collateral. It will mark its books and records pertaining to the Collateral in such manner as the Collateral Trustee may reasonably require to reflect the security interests and Liens granted by this Collateral Trust and Security Agreement. For the Collateral Trustee’s further security, it agrees that the Collateral Trustee shall have a special property interest, subject to the terms and conditions of the Subordination Agreement, in all of the Grantor’s books and records pertaining to the Collateral (and in any computer programs necessary to use such books and records) and following the occurrence and during the continuance of any Event of Default, it shall deliver and turn over copies of any such books and records (and such programs) to the Collateral Trustee or its representative at any time on demand of the Collateral Trustee.

6.3. Compliance with Laws. The Grantor will comply, in all material respects, with all laws, acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Collateral or any part thereof or to the operation of its business (to the extent that the same may affect the Collateral); provided, however, that it may contest any action, regulation, order, decree or direction in any reasonable manner which shall not adversely affect the Collateral Trustee’s rights or the perfection of its security interest in the Collateral.

6.4. Payment of Obligations. The Grantor will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

6.5. Limitation on Liens on Collateral or Other Financing Statements. Except with respect to Permitted Liens, or Liens for taxes which are not yet due and payable or for taxes, assessments, charges or levies permitted to be unpaid pursuant to Section 6.4 hereof, which Liens are not material, the Grantor will not create, permit or suffer to exist, and it will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and it will defend the right, title and interest of the Collateral Trustee in and to any of its rights in and to the Collateral against the claims and demands of all Persons whomsoever. Except for financing statements or assignments filed pursuant to this Collateral Trust and Security Agreement or relating to Permitted Liens, the Grantor shall not, without the prior written consent of the Collateral Trustee, file or suffer to be on file or authorize or permit to be filed or to be on file in any jurisdiction any financing statement or like instrument with respect to the Collateral in which the Collateral Trustee is not named as the sole secured party.

6.6. Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, assign or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, other than in the ordinary course of its business consistent with past practice. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Grantor may, consistent with the terms of this Collateral Trust and Security Agreement, dispose of or otherwise utilize cash proceeds of the Collateral in the ordinary course of its business. Whether or not any Event of Default has occurred or is continuing, the proceeds of the Collateral, other than those referred to in this Section 6.6, immediately upon receipt thereof by the Grantor, shall be held by the Collateral Trustee as additional Collateral hereunder.

6.7. Insurance. The Grantor will, at all times, maintain or cause to be maintained on the Collateral, insurance against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses and will maintain or cause to be maintained public liability and workmen’s compensation insurance insuring the Grantor to the extent customary with respect to companies conducting similar businesses and, upon request, will furnish to the Collateral Trustee satisfactory evidence of the same. In the case of all insurance policies insuring the Collateral, any proceeds thereof shall be payable to the Collateral Trustee for the benefit of the Lenders after the payment of amounts due and payable to NationsBank. All such policies, or those required hereunder, shall be deposited with the Collateral Trustee; and, subject to the agreement of the issuer of any such policy, such policies shall contain provisions that no such insurance may be canceled or decreased without 10 days’ prior written notice to the Collateral Trustee. If the Grantor shall at any time fail to obtain and maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, the Collateral Trustee may, but shall not be obligated to, obtain or cause to be maintained insurance coverage with respect to the Collateral, and pay all or part of the premium thereunder, without waiving any Event of Default by the Grantor, and any sums disbursed by the Collateral Trustee shall be obligations of the Grantor to the Collateral Trustee payable on demand. Following the occurrence and during the continuance of an Event of Default, or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, the Collateral Trustee, subject to the terms of the Subordination Agreement, shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by the Grantor hereunder, to demand and receive all monies payable thereunder, and to execute in the name of the Grantor and/or the Collateral Trustee any proof of loss, notice or other instruments in connection with such policies or any loss thereunder.

6.8. Notices. The Grantor will advise the Collateral Trustee promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral; (ii) of any material change in the composition or location of the Collateral or records with respect thereto; (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interest created hereunder; and (iv) of the occurrence of any “Event of Default” as described in the Series B Notes or the Grantor’s Series C Senior Subordinated Unsecured Notes Due October 1, 2000 (the “Series C Notes”).

6.9. Right of Inspection. Except as otherwise restricted by law, the Collateral Trustee shall at all times have full and free access during normal business hours to all Grantor’s books, correspondence and records related to the Collateral, and the Collateral Trustee or representatives of the Collateral Trustee may examine the same, take extracts therefrom and make photocopies thereof, and Grantor agrees to render to the Collateral Trustee, at its sole cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

6.10. Further Assurances. The Grantor will promptly cure, or cause to be cured, any defects in the execution and delivery of this Collateral Trust and Security Agreement and any other documents arising herefrom. It will, at its sole expense, promptly execute and deliver, or cause to be executed and delivered, to the Collateral Trustee, all such other and further documents, agreements and instruments in compliance with or necessary to the accomplishment of its covenants and agreements hereunder, and obtain or cause to be obtained any consents as may be necessary or advisable in connection herewith or to give effect hereto.

7. Performance by Collateral Trustee of Grantor’s Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Trustee or its agent shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Trustee or its agent incurred in connection with such performance or compliance, together with interest thereon at the rate provided in Section 1.1 of the Series B Notes, shall be payable by the Grantor to the Collateral Trustee on demand.

8. Events of Default.

The following events shall be referred to herein as “Events of Default”:

(a)	Failure to perform any covenant contained herein in any material respect which continues for fifteen (15) days after written notice to the Grantor from the Collateral Trustee.

(b)	Any representation or warranty contained herein shall be untrue in any material respect as of the date when made.

(c)	The occurrence and continuance of any “Event of Default” as described in the Series B Notes or the Series C Notes.

Notwithstanding anything to the contrary contained herein, in the Series B Notes or in the Series C Notes, the occurrence of an Event of Default under this Section 8 shall be deemed to constitute an Event of Default under the Series B Notes and the Series C Notes, which shall entitle the Lenders to take all actions and to exercise all remedies available to the Lenders under the Series B Notes and Series C Notes, including the rights set forth in Sections 2.2 and 2.3 of such Notes. Further, notwithstanding anything to the contrary contained herein, in the Series B Notes and in the Series C Notes, and notwithstanding any default under the Series B Notes or the Series C Notes, the security interest granted herein shall only be enforced for the payment of Grantor’s obligations with respect to the Series B Notes and no provision of this Security Agreement shall be enforced or otherwise used in any way for the repayment in whole or in part of any other indebtedness or obligation of the Grantor to the Lenders, including the Series C Notes.

9. Rights and Remedies Upon Default.

9.1. Subordination Agreement. Notwithstanding anything contained in this Collateral Trust and Security Agreement to the contrary, all the rights and remedies of the Collateral Trustee and the rights and remedies of the Lenders and the Collateral Trustee with respect to the Collateral and the disposition thereof shall be subject to the terms and conditions contained in the Subordination Agreement. If, and to the extent, any provision in this Collateral Trust and Security Agreement is inconsistent with the provisions of the

Subordination Agreement, the provisions of the Subordination Agreement shall be binding. The Collateral Trustee hereby acknowledges that it has had presented to it and has read the Subordination Agreement and agrees to be bound by all of the obligations of the Lenders therein as a party thereto, including the provisions of Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.14.

9.2. Proceeds. Following the occurrence and during the continuance of any Event of Default, or an event set forth in Section 8 hereof which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, any proceeds, if and when collected by the Grantor, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other instruments or documents, received in payment for any Collateral shall be promptly turned over to the Collateral Trustee by the Grantor in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by the Grantor for and as the Collateral Trustee’s property and shall not be commingled with the Grantor’s other funds. Such proceeds, when turned over, shall continue to be security for all of the Series B Notes and shall be applied by the Collateral Trustee on account of the Series B Notes in the order and manner set forth in Section 9.4 hereof. Following the occurrence and during the continuance of any Event of Default, or an event set forth in Section 8 hereof which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, the Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, or relating to, the Collateral.

9.3. Payments. Upon the occurrence and during the continuance of any Event of Default:

(i) All payments received by the Grantor under or in connection with any of the Collateral shall be held by the Grantor in trust for the Collateral Trustee, shall be segregated from other funds of the Grantor and shall forthwith upon receipt by the Grantor be turned over to the Collateral Trustee, in the same form as received by the Grantor (duly endorsed by the Grantor to the Collateral Trustee, if required); and

(ii) any and all such payments so received by the Collateral Trustee (whether from the Grantor or otherwise) shall be applied by the Collateral Trustee against the Series B Notes in such order and manner as set forth in Section 9.4 hereof. Any balance of such payments held by the Collateral Trustee and remaining after application in full of all such amounts to the Series B Notes shall be held in trust for the account of and paid over to the Grantor or to whomsoever may be lawfully entitled to received the same.

9.4. Foreclosure. If any Event of Default shall occur and be continuing, the Collateral Trustee may exercise, in addition to all other rights and remedies granted to it in this Collateral Trust and Security Agreement and in any other instrument, document or agreement securing, evidencing or relating to the Series B Notes, all rights and remedies of a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, to the extent permitted by law, the Grantor expressly agrees that in any such event the Collateral Trustee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, at a public or private sale or sales, at any exchange or broker’s board or at any of the Collateral Trustee’s offices or elsewhere at such price or prices as it may deem satisfactory, for cash or on credit or for future delivery without assumption of any credit risk, and the Collateral Trustee may enter into any property where any Collateral is located and take possession thereof with or without judicial process; provided, however, that notwithstanding anything to the contrary contained in this Collateral Trust and Security Agreement, the Collateral Trustee may not take any action to foreclose or otherwise realize upon the Collateral or to take possession of the Collateral except in express accordance with the Subordination Agreement and Section 9.5 hereof. Prior to the disposition of any Collateral, the Collateral Trustee may store, process, repair or recondition the Collateral or otherwise prepare it for disposition in any manner and to the extent that the Collateral Trustee deems appropriate. The Collateral Trustee shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold on behalf of the Lenders, and to offset the purchase price thereof against the Series B Notes or any portion thereof, and thereafter to hold the same, absolutely free and clear of any claim or right of whatsoever kind, including any right or equity of redemption in the Grantor, which right or equity is, to the extent permitted by law, hereby waived and released. Upon any such sale, the Collateral Trustee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any right or equity of redemption in the Grantor, which right or equity is, to the extent permitted by law, hereby waived and released, and any rights of stay or appraisal which the Grantor has or may have under any rule of law or statute how existing or hereafter adopted. Any such public or private sale shall be held at such time or times within ordinary business hours and at such place or places as may be required by law, as the Collateral Trustee may fix in the notice of such sale. At any such private or public sale the Collateral may be sold as an entirety or in separate parcels, as the Collateral Trustee may determine. The Collateral Trustee shall not be obligated to make any sale pursuant to any such notice. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and such sale may without further notice be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the selling price is paid by the purchaser thereof, but the Collateral

Trustee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Trustee, however, instead of exercising the power of sale herein conferred upon it may proceed by a suit or suits at law or in equity to foreclose the security interest granted pursuant to this Collateral Trust and Security Agreement and sell the Collateral or any portion thereof, under a judgment or decree of court or courts of competent jurisdiction, the Grantor having been given notice of all such action. The Grantor further agrees, at the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places that the Collateral Trustee shall reasonably select, whether at the Grantor’s premises or elsewhere. The proceeds of any such collection, sale, enforcement or other realization of all or any part of the Collateral, and any other cash at the time held by the Collateral Trustee pursuant to the terms of this Collateral Trust and Security Agreement, shall be applied by the Collateral Trustee:

(i) First, to the payment of all costs and expenses of every kind paid or incurred by the Collateral Trustee in connection with this Collateral Trust and Security Agreement or the exercise of any right or remedy hereunder, including the costs and expenses of any collection, sale, enforcement or other realization, and the costs and expenses incidental to the care or safe-keeping of any or all of the Collateral until such costs and expenses shall be paid in full;

(ii) Second, application to payment of the Series B Notes (including any principal, interest, fees or expenses due under the terms of the Series B Notes) until all such Series B Notes shall be paid in full; and

(iii) Third, after the irrevocable payment in full of the amount referred to in paragraphs (i) and (ii), the balance, if any, shall be paid over to such other Person or Persons as may be required by law.

To the extent permitted by law, the Grantor waives all claims, damages and demands against the Collateral Trustee arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Collateral Trustee need not give more than ten business days’ prior notice (which notification shall be deemed given when mailed, postage prepaid, addressed to it at its address set forth in Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lenders are entitled, the Grantor also being liable for the fees of counsel employed by the Collateral Trustee to collect such deficiency.

9.5. Permission of Lenders. The Collateral Trustee may not foreclose, collect, receive, appropriate or realize upon the Collateral, or any part thereof, or sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, without the prior written consent of the Lenders holding at least 90% of the outstanding principal amount of the Series B Notes at such time. In addition, any action, consent, waiver, instruction, or other approval by the Lenders under this Collateral Trust and Security Agreement shall require the prior written consent of the Lenders holding at least 90% of the outstanding principal amount of the Series B Notes at such time.

9.6. Waivers of Notice. The Grantor waives presentment, demand, protest or any notice (to the extent permitted by law) of any kind in connection with this Collateral Trust and Security Agreement or any Collateral.

9.7. No Liability of the Collateral Trustee and the Lenders. Neither the Collateral Trustee nor the Lenders shall incur any liability to the Grantor as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Grantor hereby waives any claims against the Collateral Trustee and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Series B Notes even if the Collateral Trustee accepts the first offer received and does not offer the Collateral to more than one offeree; provided, that the Collateral Trustee conducts any such sale in a commercially reasonable manner.

10. Limitation on Collateral Trustee’s Duty in Respect of Collateral. Beyond the use of reasonable care in the custody and preservation thereof, the Collateral Trustee shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Trustee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

11. Notices. Any notice or any other communication to a Lender shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission to the office of such Lender indicated on Exhibit A hereto with a copy to:

Ropes & Gray

One International Place

Boston, MA 02110-2624

Telecopy: (617) 951-7050

Attention: Steven A. Wilcox, Esq.

or such other address as may be advised in writing.

Any notice or any other communication to the Collateral Trustee shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission to the office of the Collateral Trustee at:

State Street Bank and Trust Company

Corporate Trust Department

Two International Place

Boston, MA 02110

Telecopy: (617) 664-5371

Attention: Henry W. Seemore, Jr.

or such other address as may be advised in writing.

Any notice or any other communication to the Grantor hereunder shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission to the office of the Grantor at:

Telos Corporation

460 Herndon Parkway

Herndon, Virginia 22070

Telecopy: (703) 834-3311

Attention: Chief Financial Officer

with a copy to:

Hale and Dorr

60 State Street

Boston, MA 02109

Telecopy: (617) 526-5000

Attention: S. Donald Gonson, Esq.

or such other address as may be advised in writing.

12. No Waiver; Cumulative Remedies; Amendments.

The Collateral Trustee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid as to the Collateral Trustee unless in writing and signed by the Collateral Trustee and then only to the extent therein set forth. A waiver by the Collateral Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Trustee of any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Collateral Trust and Security Agreement may be waived, altered, modified or amended, nor any consent given thereunder, except by an instrument in writing, duly executed by the Grantor, the Collateral Trustee and each Lender.

13. Successors and Assigns. This Collateral Trust and Security Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Collateral Trustee hereunder, inure to the benefit of the Collateral Trustee and its successors. Each Lender may assign this Collateral Trust and Security Agreement and any assignee of any such Lender shall have such rights as if originally named herein in place of such Lender.

14. Governing Law. This Collateral Trust and Security Agreement, and all rights, obligations and liabilities arising hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia.

15. Severability. Any provision of this Collateral Trust and Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Security Interest Absolute. All rights of the Collateral Trustee and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)	any lack of validity or enforceability of any provision of any Series B Note;

(b)	any change in the time, manner or place of payment of, or in any other term of, all or any of the Series B Notes;

(c)	any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Series B Notes; or

(d)	any other circumstance which might otherwise constitute a defense available to, or a discharge of the Grantor.

17. Further Indemnification. The Grantor agrees to pay, and to hold harmless the Collateral Trustee and the Lenders from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Collateral Trust and Security Agreement.

18. Termination. When all the Series B Notes shall have been fully, finally and indefeasibly paid, discharged and retired, this Collateral Trust and Security Agreement shall terminate, and the Collateral Trustee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, the Collateral and any money received in respect thereof, to or on the order, of the Grantor, and to execute such termination statements as required by the Grantor.

19. Counterparts. This Collateral Trust and Security Agreement may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

20. WAIVER OF JURY TRIAL AND SETOFF: CONSENT TO JURISDICTION.

GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS COLLATERAL TRUST AND SECURITY AGREEMENT, THE COLLATERAL OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS COLLATERAL TRUST AND SECURITY AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN GRANTOR ON THE ONE HAND, AND THE COLLATERAL TRUSTEE, ON THE OTHER HAND; AND GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM EXCEPT TO THE EXTENT THAT THE FAILURE SO TO ASSERT ANY SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OF OR RECOVERY UPON SAME. GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND, TO THE EXTENT PERMITTED BY LAW, OF ANY FEDERAL COURT LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY ONE OR MORE OF THIS COLLATERAL TRUST AND SECURITY AGREEMENT, ANY SERIES B NOTE OR ANY DOCUMENT OR INSTRUMENT DELIVERED PURSUANT TO THIS COLLATERAL TRUST AND SECURITY AGREEMENT.

21. General. The headings in this Collateral Trust and Security Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Collateral Trust and Security Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral.

IN WITNESS WHEREOF, the Grantor, the Collateral Trustee and each Lender have caused this Collateral Trust and Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

TELOS CORPORATION

By:	/s/ William L.P. Brownley
Name:	William L.P. Brownley
Title:	V.P. General Counsel

STATE STREET BANK AND TRUST COMPANY, as Collateral Trustee

By:	/s/ ERIC J. DONAGHEY
Name:	ERIC J. DONAGHEY
Title:	Assistant Vice President

SECOND CONSOLIDATED TRUST PLC

By:	/S/ R.L. RICHARDS
Name:	R.L. RICHARDS
Title:	AUTHORIZED SIGNATORY

NORTH ATLANTIC SMALLER COMPANIES INVESTMENT TRUST PLC

By:
Name:
Title:

J O HAMBRO INVESTMENT MANAGEMENT LTD.

By:
Name:
Title:

INVESCO ENGLISH & INTERNATIONAL TRUST PLC

By:	/s/ I. A. CARSTAIRS
Name:	I. A. CARSTAIRS
Title:	Director
INVESCO ASSET MANAGEMENT LTD

TOXPORD CORPORATION

By:
Name:
Title:	DIRECTOR DIRECTOR

/s/ John Porter
John Porter

/s/ Sir Leslie Porter
Sir Leslie Porter

EXHIBIT A

Second Consolidated Trust PLC

Exchange House

Primrose Street

London EC2A 2NY

United Kingdom

Telecopy: 011-44-7l-782-9834

Attention: Roderick L. Richards

North Atlantic Smaller Companies

    Investment Trust PLC

10 Park Place

London SW1A 1LP

United Kingdom

Telecopy: 011-44-71-233-1503

Attention: Christopher H.B. Mills

J.O. Hambro Investment Management Ltd.

l0 Park Place

London SW1A 1LP

United Kingdom

Telecopy: 011-44-71-222-2020

Attention: Christopher H.B. Mills

INVESCO English & International Trust PLC (formerly named and known as Drayton English & International Investment Trust)

11 Devonshire Square

London EC2M 4YR

United Kingdom

Telecopy: 011-44-071-623-3339

Attention: Andrew Crossley

John Porter

Party America

63 Chester Square

London SW1

United Kingdom

Telecopy: 011-44-71-396-0106

Toxford Corporation

c/o Rabobank

P.O. Box 348

St. Andrews House

Le Bordage

St. Peter Port, Guernsey, Channel Islands

Telecopy: 011-44481-725-157

Attention: Roy Smith

Sir Leslie Porter

c/o Personal Financial Management Limited

12 Hans Road

London SW3 1RT England

Attention: Mr. Craig Renaud